UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3255
Panorama Series Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/31/2009

Item 1. Reports to Stockholders.
December 31, 2009 Growth Portfolio Annual Report A Series of Panorama Series Fund, Inc. ANNUAL REPORT Listing of Top Holdings Portfolio Performance Discussion Listing of Investments Financial Statements

GROWTH PORTFOLIO
Portfolio Objective. The Portfolio seeks high total return.
Portfolio Managers1: Manind (“Mani”) Govil and Benjamin Ram
Average Annual Total Returns
For the Periods Ended 12/31/09

1-Year	5-Year	10-Year

29.19%	0.36%	–1.14%
Expense Ratios
For the Fiscal Year Ended 12/31/09

Gross	Net
Expense	Expense
Ratio	Ratio

0.81%	0.79%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Portfolio’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Portfolio’s total returns do not include the charges associated with the separate account products that offer this Portfolio. Such performance would have been lower if such charges were taken into account. The net expense ratio takes into account a voluntary fee waiver or expense reimbursement, without which performance would have been less. This undertaking may be modified or terminated at any time.
1.	Effective May, 2009.
Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The Portfolio’s prospectus and, if available, the Portfolio’s summary prospectus contains this and other information about the Portfolio, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Portfolio’s investment strategy and focus can change over time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Sector Allocation
Information Technology 18.4% Health Care 14.1 Industrials 13.0 Financials 12.8 Energy 12.0 Consumer Discretionary 11.0 Consumer Staples 10.4 Utilities 3.5 Materials 3.2 Telecommunication Services 1.6
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2009, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Philip Morris International, Inc.	4.0%
Apple, Inc.	3.3
Chevron Corp.	3.1
Occidental Petroleum Corp.	3.1
Merck & Co., Inc.	2.7
QUALCOMM, Inc.	2.7
McDonald’s Corp.	2.7
General Mills, Inc.	2.6
Microsoft Corp.	2.4
eBay, Inc.	2.3
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2009, and are based on net assets.
2 | GROWTH PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION
Management’s Discussion of Portfolio Performance. For the 12-month period ended December 31, 2009, the Portfolio produced a total return of 29.19%, which was higher than that of its benchmark, the S&P 500 Index, which returned 26.47%. The Portfolio fared particularly well over the first half of the year, when an emphasis on economically sensitive market sectors helped it participate more fully in the early stages of a sustained market rally. For the full fiscal year, the Portfolio outperformed in seven of the S&P 500 Index’s ten market sectors.
Economic and Market Overview. 2009 was a year of recovery for the U.S. economy and stock market. In the wake of a global financial crisis that had exacerbated an economic downturn in 2008, the year began in a highly challenging investment environment, as rising unemployment, falling housing values and nearly frozen credit markets took their toll on investor sentiment. As a result, stock prices generally fell to multi-year lows during the first quarter of the year.
     However, investor sentiment began to improve in March, as aggressive measures adopted by U.S. government and monetary authorities began to gain traction. By the end of 2008, the Federal Reserve Board (the “Fed”) had reduced short-term interest-rates to unprecedented low levels and injected massive amounts of liquidity into the banking system. Early in 2009, the U.S. government rescued struggling automakers and passed the American Recovery and Reinvestment Act, a $787 billion stimulus program designed to support infrastructure construction activity, provide tax breaks to consumers and send aid to stressed state governments.
     When credit markets showed signs of thawing in March, previously risk-averse investors began to search for bargains among companies that may have been too severely punished during the downturn. They found such opportunities mainly among lower quality and highly leveraged companies, including some of the financial institutions at the epicenter of the financial crisis. Soon thereafter, investors began to see evidence of economic improvement, and they turned to companies that tend to do well in the early stages of an economic recovery, such as semiconductor manufacturers.
     Although the U.S. economy continued to shed jobs over the remainder of 2009, other economic indicators gradually improved. Manufacturing activity increased as producers sought to replenish depleted inventories and satisfy demand for exports to faster-growing overseas markets. Home prices began to creep higher in some hard-hit markets. Corporate earnings compared favorably to their levels from one year earlier. As a result, by year-end, every sector of the S&P 500 Index had posted a gain, with the information technology sector leading the way.
Portfolio Strategy. Through mid-May 2009, the Portfolio was managed according to a quantitative process that considered a number of economic and company-specific factors to rank stocks. Because these models had assigned high rankings to companies in economically sensitive industry groups, the Portfolio performed well during the early stages of the market rally. The Portfolio held overweight exposure to the information technology and energy sectors, but the models identified relatively few opportunities in the traditionally defensive consumer staples sector.
     With a new portfolio management team taking the reins in May 2009, we dramatically reduced the number of Portfolio holdings from more than 500 stocks to less than 75. This reduction occurred as we adhered to a bottom-up investment process that combines fundamental research and quantitative models to identify companies that are attractively priced relative to their underlying business prospects and places much greater emphasis on individual security selection.
     Our process identified a number of winners between May and year-end. For example, electronics innovator Apple, Inc. (at period end, the Portfolio’s second largest holding) surged on the strength of popular products, such as the iPhone. Online media giant Google, Inc. more than doubled its stock price as investors looked forward to greater advertising spending in the economic recovery. In the energy sector, an underweight position in laggard Exxon Mobil Corp. and overweight exposure to stronger performing Occidental Petroleum Corp. (at period end, the Portfolio’s fourth largest holding) helped to bolster the Portfolio’s results. The Portfolio also benefited from rising commodity prices through an investment in low-cost metals producer Freeport-McMoRan Copper & Gold, Inc., which we exited by period end.
     Relative strength among these investments was offset to a degree by disappointments in the consumer discretionary, health care and industrials sectors. Advance Auto Parts, Inc.’s stock price suffered as investors turned to less traditionally defensive stocks despite the retailer’s improving business fundamentals. Financial company State Street Corp. lagged
3 | GROWTH PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION
due to quarterly shortfalls in its foreign exchange and securities lending businesses, which we believe represent temporary setbacks for a high-quality company with more potential for gains than risk of declines. Not owning strong performing securities such as internet retailer Amazon.com, Inc., drug developer Schering-Plough Corp. and construction machinery producer Caterpillar, Inc. also detracted from relative performance during the reporting period. Finally, in the midst of the portfolio management transition, paring down the number of holdings in the Portfolio weighed on relative performance during the second half of the reporting period.
     As of year-end, we have been encouraged by evidence that investors are turning their attention away from beaten-down bargains among low-quality companies and toward businesses with strong fundamentals. Although we manage the Portfolio using a bottom-up stock selection process and not according to broad economic trends, it is worth noting that the recovery has been relatively mild, and investors now appear to be favoring companies with the underlying strength required to support earnings growth in a sluggish economy. In our judgment, our fundamentals-based approach may be particularly well suited to such an environment. Indeed, finding opportunities among companies likely to thrive over the long term is “fundamental” to what makes Growth Portfolio part of The Right Way to Invest.
Comparing the Portfolio’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2009. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
     The Portfolio’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of U.S. equity securities. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Portfolio’s performance reflects the effects of the Portfolio’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio’s performance, it must be noted that the Portfolio’s investments are not limited to the investments in the index.
4 | GROWTH PORTFOLIO

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Panorama Series Fund, Inc.—Growth Portfolio S&P 500 Index 14,000 12,000 $10,000 10,000 $9,090 ( ) $8,918 ( ) 8,000 6,000 0 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Average Annual Total Returns of the Portfolio at 12/31/09 1-Year 29.19% 5-Year 0.36% 10-Year –1.14%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Portfolio’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Portfolio’s total returns do not include the charges associated with the separate account products that offer this Portfolio. Such performance would have been lower if such charges were taken into account.
5 | GROWTH PORTFOLIO

PORTFOLIO EXPENSES
Portfolio Expenses. As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2009	December 31, 2009	December 31, 2009

Actual
	$1,000.00	$1,205.50	$4.46

Hypothetical
(5% return before expenses)

	1,000.00	1,021.17	4.08
Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2009 is as follows:

Expense Ratio
0.80%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Portfolio’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” table in the Portfolio’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS December 31, 2009

	Shares	Value

Common Stocks—98.9%
Consumer Discretionary—10.9%
Diversified Consumer Services—0.6%
H&R Block, Inc.	21,000	$475,020
Hotels, Restaurants & Leisure—3.2%
Hyatt Hotels Corp., Cl. A1	14,410	429,562
McDonald’s Corp.	34,030	2,124,833

		2,554,395

Media—4.3%
Grupo Televisa SA, Sponsored GDR	17,100	354,996
McGraw-Hill Cos., Inc. (The)	45,150	1,512,977
Time Warner Cable, Inc.	25,338	1,048,740
Washington Post Co. (The), Cl. B	1,238	544,225

		3,460,938

Specialty Retail—2.8%
Advance Auto Parts, Inc.	2,200	89,056
AutoZone, Inc.[1]	3,600	569,052
Best Buy Co., Inc.	21,800	860,228
GameStop Corp., Cl. A1	32,100	704,274

		2,222,610

Consumer Staples—10.3%
Food & Staples Retailing—0.8%
Wal-Mart Stores, Inc.	11,930	637,659
Food Products—3.3%
General Mills, Inc.	29,400	2,081,814
Unilever NV, NY Shares	18,100	585,173

		2,666,987

Household Products—1.2%
Colgate-Palmolive Co.	11,950	981,693
Personal Products—1.0%
Mead Johnson Nutrition Co., Cl. A	18,300	799,710
Tobacco—4.0%
Philip Morris International, Inc.	65,660	3,164,155
Energy—11.9%
Energy Equipment & Services—1.4%
Schlumberger Ltd.	17,400	1,132,566
Oil, Gas & Consumable Fuels—10.5%
Chevron Corp.	32,741	2,520,730
Enterprise Products Partners LP	25,600	804,096
Exxon Mobil Corp.	16,686	1,137,818
Noble Energy, Inc.	11,500	819,030
Occidental Petroleum Corp.	30,490	2,480,362
Plains All American Pipeline LP	12,100	639,485

		8,401,521

Financials—12.6%
Capital Markets—2.0%
State Street Corp.	37,600	1,637,104
Commercial Banks—2.7%
KeyCorp	43,800	243,090
Marshall & Ilsley Corp.	46,400	252,880
Regions Financial Corp.	56,020	296,346
SunTrust Banks, Inc.	12,200	247,538
U.S. Bancorp	50,200	1,130,002

		2,169,856

Consumer Finance—2.0%
American Express Co.	40,050	1,622,826
Diversified Financial Services—3.0%
Bank of America Corp.	52,102	784,656
Citigroup, Inc.	366,800	1,214,108
Leucadia National Corp.[1]	17,300	411,567

		2,410,331

Insurance—2.9%
Chubb Corp.	25,410	1,249,664
Hartford Financial Services Group, Inc. (The)	9,600	223,296
Lincoln National Corp.	32,900	818,552

		2,291,512

Health Care—14.0%
Biotechnology—3.2%
Amgen, Inc.[1]	22,430	1,268,865
Celgene Corp.[1]	22,800	1,269,504

		2,538,369

Health Care Equipment & Supplies—0.5%
Covidien plc	8,500	407,065
Health Care Providers & Services—4.1%
Laboratory Corp. of America Holdings[1]	10,400	778,336
Medco Health Solutions, Inc.[1]	22,900	1,463,539
WellPoint, Inc.[1]	17,340	1,010,749

		3,252,624

Pharmaceuticals—6.2%
Abbott Laboratories	31,760	1,714,722
Merck & Co., Inc.	60,260	2,201,900
Teva Pharmaceutical Industries Ltd., Sponsored ADR	18,900	1,061,802

		4,978,424
F1 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Industrials—12.8%
Aerospace & Defense—2.7%
Precision Castparts Corp.	11,800	$1,302,130
United Technologies Corp.	12,540	870,401

		2,172,531

Air Freight & Logistics—1.0%
United Parcel Service, Inc., Cl. B	14,300	820,391
Commercial Services & Supplies—1.9%
Republic Services, Inc.	55,000	1,557,050
Construction & Engineering—0.9%
KBR, Inc.	35,700	678,300
Industrial Conglomerates—4.2%
General Electric Co.	102,400	1,549,312
Tyco International Ltd.	50,565	1,804,159

		3,353,471

Professional Services—1.2%
Verisk Analytics, Inc., Cl. A1	32,560	985,917
Road & Rail—0.9%
Union Pacific Corp.	10,620	678,618
Information Technology—18.2%
Communications Equipment—2.7%
QUALCOMM, Inc.	47,580	2,201,051
Computers & Peripherals—3.3%
Apple, Inc.[1]	12,370	2,608,338
Internet Software & Services—4.4%
eBay, Inc.[1]	79,390	1,868,841
Google, Inc., Cl. A1	2,620	1,624,348

		3,493,189

IT Services—3.5%
Accenture plc, Cl. A	10,520	436,580
Hewitt Associates, Inc.[1]	20,120	850,271
MasterCard, Inc., Cl. A	3,200	819,136
Western Union Co.	36,120	680,862

		2,786,849

Software—4.3%
Adobe Systems, Inc.[1]	20,440	751,783
Check Point Software Technologies Ltd.[1]	23,700	802,956
Microsoft Corp.	63,270	1,929,102

		3,483,841

Materials—3.1%
Chemicals—2.3%
Monsanto Co.	9,680	791,340
Praxair, Inc.	12,700	1,019,937

		1,811,277

Containers & Packaging—0.8%
Sealed Air Corp.	31,520	689,027
Telecommunication Services—1.6%
Wireless Telecommunication Services—1.6%
America Movil SAB de CV, ADR, Series L	27,200	1,277,856
Utilities—3.5%
Energy Traders—2.0%
AES Corp. (The)[1]	120,900	1,609,179
Multi-Utilities—1.5%
Public Service Enterprise Group, Inc.	35,300	1,173,724

Total Common Stocks (Cost $69,231,408)		79,185,974

Investment Companies—0.3%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,3]	75,250	75,250
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[2,4]	189,439	189,439

Total Investment Companies (Cost $264,689)		264,689

Total Investments, at Value (Cost $69,496,097)	99.2%	79,450,663
Other Assets Net of Liabilities	0.8	631,377

Net Assets	100.0%	$80,082,040

F2 | GROWTH PORTFOLIO

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of December 31, 2009.

3.	Interest rate is less than 0.0005%.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	December 31, 2009

OFI Liquid Assets Fund, LLC	2,832,400	18,302,210	21,134,610	—
Oppenheimer Institutional Money Market Fund, Cl. E	196,470	15,701,269	15,708,300	189,439

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$17,789	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	189,439	3,479

	$189,439	$21,268

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Portfolio investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Portfolio Statement of Assets and Liabilities as of December 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$8,712,963	$—	$—	$8,712,963
Consumer Staples	8,250,204	—	—	8,250,204
Energy	9,534,087	—	—	9,534,087
Financials	10,131,629	—	—	10,131,629
Health Care	11,176,482	—	—	11,176,482
Industrials	10,246,278	—	—	10,246,278
Information Technology	14,573,268	—	—	14,573,268
Materials	2,500,304	—	—	2,500,304
Telecommunication Services	1,277,856	—	—	1,277,856
Utilities	2,782,903	—	—	2,782,903
Investment Companies	264,689	—	—	264,689

Total Assets	$79,450,663	$—	$—	$79,450,663

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Portfolio investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F3 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $69,306,658)	$79,261,224
Affiliated companies (cost $189,439)	189,439

79,450,663

Receivables and other assets:
Investments sold	1,175,122
Dividends	128,474
Shares of capital stock sold	3,667
Other	7,968

Total assets	80,765,894

Liabilities
Payables and other liabilities:
Investments purchased	592,961
Shares of capital stock redeemed	41,987
Shareholder communications	11,336
Transfer and shareholder servicing agent fees	6,823
Directors’ compensation	5,421
Other	25,326

Total liabilities	683,854

Net Assets	$80,082,040

Composition of Net Assets
Par value of shares of capital stock	$45,586
Additional paid-in capital	143,423,579
Accumulated net investment income	945,462
Accumulated net realized loss on investments and foreign currency transactions	(74,287,153)
Net unrealized appreciation on investments	9,954,566

Net Assets—applicable to 45,586,393 shares of capital stock outstanding	$80,082,040

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.76
See accompanying Notes to Financial Statements.
F4 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS For the Year Ended December 31, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,074)	$1,501,945
Affiliated companies	3,479
Income from investment of securities lending cash collateral, net from affiliated companies	17,789
Interest	260

Total investment income	1,523,473

Expenses
Management fees	451,020
Transfer and shareholder servicing agent fees	54,205
Legal, auditing and other professional fees	30,419
Shareholder communications	17,154
Accounting service fees	15,000
Directors’ compensation	9,677
Custodian fees and expenses	513
Other	7,247

Total expenses	585,235
Less waivers and reimbursements of expenses	(18,706)

Net expenses	566,529

Net Investment Income	956,944

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(23,515,029)
Foreign currency transactions	(490)

Net realized loss	(23,515,519)
Net change in unrealized appreciation on investments	41,183,349

Net Increase in Net Assets Resulting from Operations	$18,624,774

See accompanying Notes to Financial Statements.
F5 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2009	2008

Operations
Net investment income	$956,944	$1,411,478
Net realized loss	(23,515,519)	(14,817,877)
Net change in unrealized appreciation (depreciation)	41,183,349	(35,112,842)

Net increase (decrease) in net assets resulting from operations	18,624,774	(48,519,241)

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(1,417,389)	(1,823,771)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(8,782,023)	(14,127,302)

Net Assets
Total increase (decrease)	8,425,362	(64,470,314)
Beginning of period	71,656,678	136,126,992

End of period (including accumulated net investment income of $945,462 and $1,408,951, respectively)	$80,082,040	$71,656,678

See accompanying Notes to Financial Statements.
F6 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.40	$2.31	$2.23	$1.97	$1.88

Income (loss) from investment operations:
Net investment income[1]	.01	.03	.03	.02	.02
Net realized and unrealized gain (loss)	.38	(.91)	.08	.27	.10

Total from investment operations	.39	(.88)	.11	.29	.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.76	$1.40	$2.31	$2.23	$1.97

Total Return, at Net Asset Value[2]	29.19%	(38.42)%	4.85%	14.67%	6.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,082	$71,657	$136,127	$153,481	$159,867

Average net assets (in thousands)	$72,186	$105,308	$148,472	$154,927	$165,300

Ratios to average net assets:[3]
Net investment income	1.33%	1.34%	1.23%	1.16%	1.24%
Total expenses	0.81%[4]	0.71%[4]	0.69%[4]	0.68%[4]	0.68%
Expenses after payments, waivers, and/or reimbursements and reduction to custodian expenses	0.79%	0.71%	0.69%	0.68%	0.68%

Portfolio turnover rate	118%	115%	101%	88%	81%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	0.81%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
Year Ended December 31, 2006	0.68%
See accompanying Notes to Financial Statements.
F7 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Growth Portfolio (the “Portfolio”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio’s investment objective is to seek high total return. The Portfolio’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Portfolio.
Securities Valuation. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Portfolio’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
F8 | GROWTH PORTFOLIO

Foreign Currency Translation. The Portfolio’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Portfolio is permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Portfolio’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Portfolio is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Portfolio is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Portfolio’s Securities Lending Procedures, the Portfolio may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Portfolio’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Portfolio is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Federal Taxes. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
F9 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Appreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4,5]	Income Tax Purposes

$901,248	$—	$73,826,912	$9,543,974

1.	As of December 31, 2009, the Portfolio had $73,552,878 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2010	$28,419,014
2011	6,902,886
2016	12,141,910
2017	26,089,068

Total	$73,552,878

2.	As of December 31, 2009, the Portfolio had $274,034 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended December 31, 2009, the Portfolio did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2008, the Portfolio did not utilize any capital loss carryforward.

5.	During the fiscal year ended December 31, 2009, $10,833,187 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Portfolio were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Income	on Investments

$10,833,187	$3,044	$10,836,231
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Distributions paid from:
Ordinary income	$1,417,389	$1,823,771
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$69,906,689

Gross unrealized appreciation	$10,435,831
Gross unrealized depreciation	(891,857)

Net unrealized appreciation	$9,543,974

F10 | GROWTH PORTFOLIO

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Portfolio’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F11 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Capital Stock
The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Sold	925,488	$1,404,527	945,634	$1,633,631
Dividends and/or distributions reinvested	1,362,874	1,417,389	921,097	1,823,771
Redeemed	(8,033,635)	(11,603,939)	(9,572,825)	(17,584,704)

Net decrease	(5,745,273)	$(8,782,023)	(7,706,094)	$(14,127,302)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended December 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$83,678,582	$93,176,545
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.625%
Next $100 million	0.500
Over $400 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. For the year ended December 31, 2009, the Portfolio paid $48,242 to OFS for services to the Portfolio.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Portfolio’s total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.80%. During the year ended December 31, 2009, the Manager waived fees and/or reimbursed the Portfolio $17,984. This voluntary undertaking may be amended or withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio.
     The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio’s investment in IMMF. During the year ended December 31, 2009, the Manager waived $722 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Portfolio may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change
F12 | GROWTH PORTFOLIO

in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Portfolio has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Portfolio includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received.
     As of December 31, 2009, the Portfolio held no outstanding forward contracts.
6. Securities Lending
The Portfolio lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.
     As of December 31, 2009, the Portfolio had no securities on loan.
7. Subsequent Events Evaluation
The Portfolio has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 16, 2010, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Portfolio). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and its subsidiary (but not against the Portfolio), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
F13 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
     Other lawsuits have been filed since 2008 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Portfolio, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F14 | GROWTH PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Growth Portfolio (one of the portfolios constituting the Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Growth Portfolio for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2010
F15 | GROWTH PORTFOLIO

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2009. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Portfolio during the fiscal year ended December 31, 2009 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
7 | GROWTH PORTFOLIO

BOARD APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Portfolio’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Portfolio services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Portfolio and the Manager, (iii) the fees and expenses of the Portfolio, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Portfolio grows and whether fee levels reflect these economies of scale for Portfolio investors and (vi) other benefits to the Manager from its relationship with the Portfolio. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality, and extent of the services provided to the Portfolio and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Portfolio with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Portfolio’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Portfolio policies and procedures and adherence to the Portfolio’s investment restrictions. The Manager is responsible for providing certain administrative services to the Portfolio as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Portfolio; compiling and maintaining records with respect to the Portfolio’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Portfolio for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Portfolio’s shares. The Manager also provides the Portfolio with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Portfolio. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil and Benjamin Ram, the portfolio managers for the Portfolio effective May 2009, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Portfolio and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Portfolio’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Portfolio benefits from the services provided under the Agreement.
8 | GROWTH PORTFOLIO

     Investment Performance of the Manager and the Portfolio. Throughout the year, the Manager provided information on the investment performance of the Portfolio and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Portfolio’s historical performance to relevant market indices and to the performance of other large-cap core portfolio underlying variable insurance products. The Board noted that the Portfolio’s three-year performance was competitive with its peer group median although its one-year, five-year and ten-year performance was below its peer group median. The Board considered the Manager’s assertion that stock selection in the consumer discretionary sector and an underweight in the health care and consumer staple sectors contributed to the Portfolio’s underperformance in 2008. The Board noted the Portfolio’s recent improved performance, ranking in the top quintile during the four-month period ended April 30, 2009. The Board also noted a change to the Portfolio’s portfolio management team on May 19, 2009.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Portfolio. The Board also considered the comparability of the fees charged and the services provided to the Portfolio to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Portfolio and other large-cap core funds underlying variable insurance products. The Board considered that the Portfolio’s total expenses were lower than its expense group median and its actual management fees were competitive with its expense group median. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because of the disparity among VA Funds in how insurance companies may be compensated for the services they provide to shareholders, when comparing the expenses of the various VA funds it is most appropriate to focus on the total expenses rather than on the management fees. Accordingly, while the Board reviewed and considered all expenses in its consideration of the Advisory Agreement, it paid particular attention to total expenses. The Board also considered that, effective May 1, 2009, the Manager voluntarily undertook to waive a portion of the management fee so that annual total expenses, as a percentage of net assets, will not exceed the annual rate of 0.80%. This voluntary undertaking may be amended or withdrawn at any time.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Portfolio’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Portfolio, and information regarding the Manager’s profitability from its relationship with the Portfolio. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Portfolio. The Board noted that the Portfolio currently has management fee breakpoints, which are intended to share with Portfolio shareholders economies of scale that may exist as the Portfolio’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Portfolio, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Portfolio.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Portfolio and to the independent Directors. Portfolio counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2010. In arriving at this decision,
9 | GROWTH PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
     The Portfolio has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio votes proxies relating to securities (“portfolio proxies”) held by the Portfolio. A description of the Portfolio’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.525.7048, (ii) on the Portfolio’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Portfolio is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Portfolio’s voting record is available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Portfolio files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
10 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Portfolios Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 35 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 2002) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 35 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 2002) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 35 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 1997) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 35 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 35 portfolios in the OppenheimerFunds complex.

Richard Grabish, Director (since 2008) Age: 61	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 14 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s
11 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Portfolios Complex Currently Overseen

Beverly L. Hamilton, Continued	Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 35 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 35 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2002) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 37 portfolios in the OppenheimerFunds complex.

OFFICERS OF THE PORTFOLIO	The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Manind Govil, Vice President and Portfolio Manager (since 2009) Age: 40	Mr. Govil, CFA, Senior Vice President and the Main Street Team Leader of the Manager (since May 2009). Prior to joining the Manager, managed the RS Largecap Alpha fund (August 2005-March 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005); lead portfolio manager—core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Benjamin Ram, Vice President and Portfolio Manager (since 2009) Age: 37	Vice President of the Manager (since May 2009). Prior to joining the Manager, a sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (January 2006-May 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; a financials analyst (2003-2005) and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc; a bank analyst at Legg Mason Securities (2000-2003); a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director
12 | GROWTH PORTFOLIO

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Portfolios Complex Currently Overseen

William F. Glavin, Jr., Continued	(February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC.; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and is an officer of 94 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Director of Investment Brand Management, Senior Vice President of the Manager, and Senior Vice President of OppenheimerFunds Distributor, Inc. (since 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following:
Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s Directors and Officers and is available without charge, upon request, by calling 1.800.981.2871.
13 | GROWTH PORTFOLIO

GROWTH PORTFOLIO
A Series of Panorama Series Fund, Inc.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.

©Copyright 2010 OppenheimerFunds, Inc. All rights reserved.

TOTAL RETURN PORTFOLIO
Portfolio Objective. The Portfolio seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.
Portfolio Managers: David Schmidt, Krishna Memani1 and Peter A. Strzalkowski1
Average Annual Total Returns
For the Periods Ended 12/31/09

1-Year	5-Year	10-Year

19.78%	–1.86%	–0.65%
Expense Ratios
For the Fiscal Year Ended 12/31/09

Gross	Net
Expense	Expense
Ratio	Ratio

0.79%	0.70%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Portfolio’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Portfolio’s total returns do not include the charges associated with the separate account products that offer this Portfolio. Such performance would have been lower if such charges were taken into account. The net expense ratio takes into account a voluntary fee waiver or expense reimbursement, without which performance would have been less. This undertaking may be modified or terminated at any time.

1. Effective April, 2009.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2009, and are based on the total market value of investments.

Top Ten Common Stock Holdings

JPMorgan Chase & Co.	2.4%
AT&T, Inc.	2.4
Wal-Mart Stores, Inc.	2.0
American Express Co.	1.9
Hewlett-Packard Co.	1.7
International Business Machines Corp.	1.7
Northrop Grumman Corp.	1.6
Williams Cos., Inc. (The)	1.6
Comcast Corp., Cl. A	1.5
Apple, Inc.	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2009, and are based on net assets.
Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The Portfolio’s prospectus and, if available, the Portfolio’s summary prospectus contains this and other information about the Portfolio, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Portfolio’s investment strategy and focus can change over time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
2 | TOTAL RETURN PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION
Management’s Discussion of Portfolio Performance. For the fiscal year ended December 31, 2009, Total Return Portfolio returned 19.78%, compared to the S&P 500 Index’s return of 26.47% and the BofA Merrill Lynch Corporate and Government Master Index, which returned 4.84%.
     Economic activity in the U.S. further stabilized as the reporting period progressed, with many important sectors of the economy demonstrating marked improvements over the depressed levels reached earlier this year. For the first time since the second quarter of 2008, GDP growth was once again positive in the third quarter of 2009, increasing at a modest rate. The initial estimates for 2009 fourth quarter GDP signaled a faster rate of growth for the economy heading into 2010. Credit conditions continued to become less oppressive, national home prices posted their first quarterly gains in three years, and consumer spending gained, driven in part by government subsidies in the automobile sector and government programs aimed at supporting the housing market. Talk of a “v-shaped” recovery in the U.S. gained traction later in the reporting period as key national manufacturing and industrial production reports rose to levels consistent with a growth cycle that would outpace the recoveries following the past two recessions.
     Despite the welcomed optimism and renewed risk appetite from investors, economic data still remained mixed. The growth of the roughly 30% of the economy that isn’t directly consumer-related-including government spending and trade-outstripped the roughly 70% that is. The consumer continued to face headwinds with employment further contracting throughout the period, albeit at a much slower pace at period end. Unemployment figures continued to be troubling and hovered at around 10% in the U.S. and housing market data continued to show fits and starts in moving towards a recovery for the housing sector. Consumer confidence bounced off record lows but remained well below historical averages. Given the perceived fragility of the economic recovery, the Fed consistently maintained its low target for short-term interest rates through the reporting period’s end.
     The Portfolio’s equity component produced positive absolute results during the twelve-month reporting period, but underperformed the S&P 500 Index. In line with our emphasis on stocks with sound fundamentals at good values, we minimized our exposure to stocks that were paying low or no dividends. Unfortunately, the market generally preferred these non- or low-dividend paying stocks this reporting period. In our opinion, the primary cause of unfavorable stock selection in the Portfolio was a pronounced market shift during the second and third quarters of the reporting period out of relatively higher-quality stocks into lower-quality stocks that had declined the most during the bear market. This change in market leadership has occurred in previous market cycles as the appetite for risk returns, but tends to be temporary in nature. We believe our emphasis on higher-quality stocks with sound fundamentals has the equity component well positioned in the current market environment.
     On a sector basis, the equity component underperformed primarily within the consumer discretionary, information technology, financials and utilities sectors. In consumer discretionary, financials and utilities, weaker relative stock selection versus the S&P 500 Index detracted from results. Within consumer discretionary, which detracted most from Portfolio performance, a few individual detractors included cable provider Comcast Corp. and retailers Limited Brands, Inc. (which we exited) and J.C. Penney Co., Inc. The sale of Amazon.com, Inc. also negatively impacted performance as the stock performed well during the full reporting period, but was up minimally while held by the Portfolio. Within financials, positions in Torchmark Corp. and Bank of America Corp. detracted from performance. We exited our position in Torchmark Corp. The equity component underperformed within information technology largely as a result of an underweight position to what was the best performing sector of the S&P 500 Index during the period.
     In terms of contributors to performance, the equity component outperformed the S&P 500 Index within the healthcare, energy and materials sectors. Stronger relative stock selection produced positive results within healthcare. Our overweight positions in names such as Humana, Inc. and McKesson Corp. within the healthcare providers and services subsector added value. Both of these securities performed strongly for the equity component during the reporting period. Our underweight in the biotechnology subsector also contributed to relative performance, as the subsector produced a negative return for the S&P 500 Index during the period. Next, within energy, an underweight position as well as stronger relative stock selection contributed to results. Underweighting Exxon Mobil Corp. strongly contributed to relative results in energy, as the security was hit hard during the tumultuous reporting period. After a
3 | TOTAL RETURN PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION Continued
strong run-up in performance during the period, we exited our position in Chesapeake Energy Corp. The third largest contributor to performance within the equity component was materials. Strong relative stock selection, as well as an overweight position to what was the second strongest performing sector in the S&P 500 Index, benefited results.
     At period end, the Portfolio was overweight financials, industrials, telecommunication services, consumer staples, materials and utilities, in that order. The Portfolio was underweight information technology, energy and healthcare with a neutral weighting to consumer discretionary.
     The Portfolio’s bond component underperformed the BofA Merrill Lynch Corporate and Government Master Index in the first quarter of 2009, during a period of significant upheaval in the credit markets. After a portfolio management change in April 2009, the bond component’s performance significantly improved, leading to its eventual outperformance versus its benchmark.
     The Portfolio’s exposure to mortgage-backed securities (MBS) and corporate bonds was the primary driver of positive performance. Our overweight to residential MBS, comprised mainly of agency mortgages, aided performance as this sector performed well due in large part to government programs aimed at supporting the housing market. Agency mortgages are typically packaged and resold by government sponsored enterprises including Fannie Mae and Freddie Mac. Specifically, the Federal Reserve (the “Fed”) has committed to purchasing agency mortgages in an effort to keep mortgage rates low. Non-agency mortgages, which are securitized by non-government institutions such as large banks, also performed well for the Portfolio, particularly in the second half of the period. The Portfolio was also overweight to commercial mortgages, which performed well for the period, despite ongoing headline risk in this sector. In the fourth quarter, we reduced our overweight to this sector and took profits.
     Over the course of the reporting period, we increased our allocation to corporate bonds, moving from a neutral position at the end of the second quarter of 2009 to an overweight position by the end of the third quarter of 2009. This benefited the Portfolio as investment grade and BB-rated corporate bonds performed well in the second half of the period. Credit spreads, or the risk premium to comparable U.S. Treasuries, continued to tighten. Credit spreads have narrowed dramatically since hitting their widest point back in December of 2008.
     Within the corporate sector, we remained overweight relative to the benchmark in financials at period end, having increased our exposure in the latter half of the reporting period. In the third quarter of 2009, industrial spreads tightened, and we reduced our exposure to this sector. During the reporting period, we increased our allocation to the higher quality end of high yield corporate bonds. High yield bonds extended their strong gains in the second half of the reporting period, particularly in the third quarter of 2009. The gap between the yield on these bonds and Treasuries narrowed.
     At period end, we remain significantly underweight U.S. Treasuries and federal agency bonds and other debt instruments (“federal agencies”). Although these sectors generated positive returns at times during the period, we had a greater level of exposure at period end to other areas, such as agency MBS. We believe agency MBS provide high credit quality and a potentially more attractive risk/return profile. Despite being underweight Treasuries and federal agencies, the average credit quality of the Fund finished the period at AA.
     While we do not have any immediate inflation concerns, rising prices may be an inevitable future reality. And although many areas of the economy remain weak, credit markets have improved dramatically from a year ago when many markets were completely frozen. Investor appetite for riskier assets, and the higher yields these assets typically offer, have driven up prices in most fixed income and equity markets. Given the sharp rally in 2009 in many riskier assets, future returns may be driven by fundamentals. Meanwhile, U.S. companies continue to take advantage of lower rates and hospitable credit markets by issuing bonds to raise funds. Despite the run-up in prices last year, we still believe there are areas of the equity and bond markets that remain attractive.
Comparing the Portfolio’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment the Portfolio held until December 31, 2009. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
4 | TOTAL RETURN PORTFOLIO

     The Portfolio’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities and to the BofA Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. The indices’ performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Portfolio’s performance reflects the effects of the Portfolio’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio’s performance, it must be noted that the Portfolio’s investments are not limited to the investments in the indices.
5 | TOTAL RETURN PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Portfolio’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Portfolio’s total returns do not include the charges associated with the separate account products that offer this Portfolio. Such performance would have been lower if such charges were taken into account.
6 | TOTAL RETURN PORTFOLIO

PORTFOLIO EXPENSES
Portfolio Expenses. As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2009	December 31, 2009	December 31, 2009

Actual
	$1,000.00	$1,197.80	$3.94
Hypothetical
(5% return before expenses)
	1,000.00	1,021.63	3.62
Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2009 is as follows:

Expense Ratio
0.71%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Portfolio’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” table in the Portfolio’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS December 31, 2009

	Shares	Value

Common Stocks—64.7%
Consumer Discretionary—6.2%
Auto Components—0.5%
Goodyear Tire & Rubber Co. (The)[1]	17,100	$241,110
Johnson Controls, Inc.	10,000	272,400

		513,510

Automobiles—0.2%
Ford Motor Co.[1]	19,600	196,000
Hotels, Restaurants & Leisure—1.5%
McDonald’s Corp.	8,000	499,520
Yum! Brands, Inc.	33,200	1,161,004

		1,660,524

Media—2.3%
Comcast Corp., Cl. A	102,400	1,726,464
News Corp., Inc., Cl. A	17,700	242,313
Time Warner, Inc.	15,600	454,584
Walt Disney Co. (The)	6,900	222,525

		2,645,886

Multiline Retail—0.8%
J.C. Penney Co., Inc. (Holding Co.)	31,900	848,859
Specialty Retail—0.9%
Gap, Inc. (The)	13,800	289,110
Home Depot, Inc. (The)	200	5,786
TJX Cos., Inc. (The)	21,100	771,205

		1,066,101

Consumer Staples—8.0%
Beverages—0.7%
Coca-Cola Co. (The)	5,500	313,500
Coca-Cola Enterprises, Inc.	23,900	506,680

		820,180

Food & Staples Retailing—2.0%
Wal-Mart Stores, Inc.	42,900	2,293,005
Food Products—3.5%
Archer-Daniels-Midland Co.	46,500	1,455,915
ConAgra Foods, Inc.	42,800	986,540
Dean Foods Co.[1]	13,500	243,540
Kraft Foods, Inc., Cl. A	13,000	353,340
Tyson Foods, Inc., Cl. A	72,200	885,894

		3,925,229

Household Products—1.5%
Clorox Co. (The)	26,900	1,640,900
Tobacco—0.3%
Philip Morris International, Inc.	5,600	269,864

Energy—4.3%
Oil, Gas & Consumable Fuels—4.3%
Chevron Corp.	16,000	1,231,840
ConocoPhillips	8,900	454,523
Exxon Mobil Corp.	8,200	559,158
Marathon Oil Corp.	19,300	602,546
Valero Energy Corp.	10,600	177,550
Williams Cos., Inc. (The)	86,200	1,817,096

		4,842,713

Financials—15.3%
Capital Markets—2.4%
Goldman Sachs Group, Inc. (The)	8,700	1,468,908
Northern Trust Corp.	15,700	822,680
State Street Corp.	8,800	383,152

		2,674,740

Commercial Banks—0.6%
Wells Fargo & Co.	23,100	623,469
Consumer Finance—1.9%
American Express Co.	52,600	2,131,352
Diversified Financial Services—3.9%
Bank of America Corp.	88,100	1,326,786
Citigroup, Inc.	114,200	378,002
JPMorgan Chase & Co.	64,900	2,704,383

		4,409,171

Insurance—5.4%
AFLAC, Inc.	7,500	346,875
Chubb Corp.	23,000	1,131,140
Lincoln National Corp.	11,200	278,656
MetLife, Inc.	41,600	1,470,560
Principal Financial Group, Inc. (The)	42,600	1,024,104
Prudential Financial, Inc.	28,800	1,433,088
UnumProvident Corp.	12,100	236,192
XL Capital Ltd., Cl. A	8,100	148,473

		6,069,088

Thrifts & Mortgage Finance—1.1%
Hudson City Bancorp, Inc.	94,400	1,296,112
Health Care—5.7%
Health Care Providers & Services—4.1%
AmerisourceBergen Corp.	51,600	1,345,212
Humana, Inc.[1]	23,400	1,027,026
McKesson Corp.	17,500	1,093,750
Medco Health Solutions, Inc.[1]	4,500	287,595
UnitedHealth Group, Inc.	26,300	801,624

		4,555,207
F1 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Pharmaceuticals—1.6%
Johnson & Johnson	8,600	$553,926
Merck & Co., Inc.	25,900	946,386
Pfizer, Inc.	18,088	329,021

		1,829,333

Industrials—8.3%
Aerospace & Defense—3.4%
ITT Corp.	15,800	785,892
Lockheed Martin Corp.	2,900	218,515
Northrop Grumman Corp.	33,200	1,854,220
Raytheon Co.	18,900	973,728

		3,832,355

Air Freight & Logistics—1.0%
FedEx Corp.	13,000	1,084,850
Building Products—0.4%
Masco Corp.	34,400	475,064
Commercial Services & Supplies—0.2%
R.R. Donnelley & Sons Co.	12,000	267,240
Construction & Engineering—0.9%
Fluor Corp.	21,800	981,872
Electrical Equipment—0.2%
Emerson Electric Co.	6,600	281,160
Industrial Conglomerates—0.5%
General Electric Co.	37,900	573,427
Machinery—0.4%
Eaton Corp.	7,300	464,426
Road & Rail—1.3%
Union Pacific Corp.	22,100	1,412,190
Information Technology—8.9%
Communications Equipment—1.0%
Cisco Systems, Inc.[1]	8,700	208,278
Motorola, Inc.[1]	120,600	935,856

		1,144,134

Computers & Peripherals—6.4%
Apple, Inc.[1]	8,100	1,707,966
Dell, Inc.[1]	25,500	366,180
Hewlett-Packard Co.	37,500	1,931,625
International Business Machines Corp.	14,500	1,898,050
SanDisk Corp.[1]	44,000	1,275,560

		7,179,381

Internet Software & Services—0.0%
AOL, Inc.[1]	754	17,553
Semiconductors & Semiconductor Equipment—1.0%
Intel Corp.	30,400	620,160
Xilinx, Inc.	19,900	498,694

		1,118,854

Software—0.5%
Microsoft Corp.	17,600	536,624
Materials—2.5%
Chemicals—0.4%
Ecolab, Inc.	6,700	298,686
Sigma-Aldrich Corp.	4,200	212,226

		510,912

Metals & Mining—1.3%
Newmont Mining Corp.	15,600	738,036
Nucor Corp.	14,600	681,090

		1,419,126

Paper & Forest Products—0.8%
MeadWestvaco Corp.	32,600	933,338
Telecommunication Services—3.0%
Diversified Telecommunication Services—2.6%
AT&T, Inc.	96,100	2,693,683
Qwest Communications
International, Inc.	55,600	234,076

		2,927,759

Wireless Telecommunication Services—0.4%
Sprint Nextel Corp.[1]	106,200	388,692
Utilities—2.5%
Electric Utilities—0.8%
Entergy Corp.	6,100	499,224
FPL Group, Inc.	7,400	390,868

		890,092

Energy Traders—0.1%
AES Corp. (The)[1]	9,600	127,776
Multi-Utilities—1.6%
Integrys Energy Group, Inc.	6,200	260,338
NiSource, Inc.	94,400	1,451,872
Wisconsin Energy Corp.	2,700	134,541

		1,846,751

Total Common Stocks (Cost $67,901,881)		72,724,819

	Principal
	Amount

Asset-Backed Securities—3.9%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.711%, 5/25/34[2]	$363,337	269,220
Bank of America Auto Trust, Automobile Asset-Backed Certificates, Series 2009-2A, Cl. A4, 3.03%, 10/15/16[3]	450,000	456,595
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	135,000	139,185
F2 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Asset-Backed Securities Continued
Chase Issuance Trust, Credit Card Asset-Backed Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12	$380,000	$391,535
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	70,000	68,875
CNH Equipment Trust, Asset-Backed Certificates, Series 2009-B, Cl. A3, 2.97%, 3/15/13	200,000	202,998
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.971%, 2/25/33[2]	8,112	6,430
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[2]	358,574	293,775
Series 2005-17, Cl. 1AF2, 5.362%, 5/1/36[2]	84,080	69,329
DT Auto Owner Trust, Automobile Receivables Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15	110,000	109,640
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.321%, 7/25/36[2]	190,555	181,908
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.341%, 7/7/36[2,4]	80,647	64,839
Ford Credit Auto Owner Trust, Automobile Receivables Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	100,000	100,637
Series 2009-E, Cl. A2, 0.80%, 3/15/12	225,000	224,755
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	230,000	231,575
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11[4]	100,000	100,506
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.493%, 1/20/35[2]	117,719	101,957
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[4]	218,060	218,449
MBNA Credit Card Master Note Trust, Credit Card Receivables:
Series 2003-C7, Cl. C7, 1.583%, 3/15/16[2]	690,000	619,401
Series 2005-A6, Cl. A6, 4.50%, 1/15/13	375,000	382,655
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.331%, 7/1/36[2]	171,734	120,367
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 0.271%, 9/25/36[2]	16,684	16,553

Total Asset-Backed Securities (Cost $4,724,771)		4,371,184

Mortgage-Backed Obligations—27.9%
Government Agency—24.4%
FHLMC/FNMA/FHLB/Sponsored—22.7%
Federal Home Loan Bank, Mtg.-Backed Obligations, Series 5G-2012, Cl. 1, 4.97%, 2/24/12	148,369	154,414
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18	320,627	333,989
5%, 12/15/34	22,289	22,952
5.50%, 9/1/39	440,790	462,256
6.50%, 4/15/18-4/1/34	180,238	194,347
7%, 10/1/31	120,228	132,402
8%, 4/1/16	72,015	78,624
9%, 8/1/22-5/1/25	22,298	24,836
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.719%, 3/25/36[2]	122,715	164,183
Series 2461, Cl. PZ, 6.50%, 6/15/32	304,335	330,476
Series 2500, Cl. FD, 0.733%, 3/15/32[2]	36,813	36,572
Series 2526, Cl. FE, 0.633%, 6/15/29[2]	51,295	50,571
Series 2551, Cl. FD, 0.633%, 1/15/33[2]	37,542	37,317
Series 2638, Cl. KG, 4%, 11/1/27	440,000	452,906
Series 2648, Cl. JE, 3%, 2/1/30	312,961	312,563
Series 2663, Cl. BA, 4%, 8/1/16	250,888	257,728
Series 2676, Cl. KB, 5%, 2/1/20	134,119	138,098
Series 2686, Cl. CD, 4.50%, 2/1/17	202,548	208,631
Series 2907, Cl. GC, 5%, 6/1/27	83,384	86,755
Series 2929, Cl. PC, 5%, 1/1/28	75,000	78,168
Series 2952, Cl. GJ, 4.50%, 12/1/28	67,128	69,005
Series 3019, Cl. MD, 4.75%, 1/1/31	158,700	165,047
Series 3025, Cl. SJ, 23.895%, 8/15/35[2]	23,278	29,265
Series 3094, Cl. HS, 23.529%, 6/15/34[2]	71,594	92,742
Series 3157, Cl. MC, 5.50%, 2/1/26	295,066	301,638
Series 3279, Cl. PH, 6%, 2/1/27	365,000	376,994
Series 3291, Cl. NA, 5.50%, 10/1/27	185,824	192,714
Series 3306, Cl. PA, 5.50%, 10/1/27	132,455	137,066
Series R001, Cl. AE, 4.375%, 4/1/15	88,543	90,853
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 14.561%, 6/1/26[5]	78,575	17,578
Series 183, Cl. IO, 10.856%, 4/1/27[5]	121,482	27,149
Series 184, Cl. IO, 18.522%, 12/1/26[5]	133,254	29,579
Series 192, Cl. IO, 8.551%, 2/1/28[5]	33,089	7,801
Series 2130, Cl. SC, 52.25%, 3/15/29[5]	94,437	13,988
Series 224, Cl. IO, 0%, 3/1/33[5,6]	165,009	36,625
Series 243, Cl. 6, 0%, 12/15/32[5,6]	101,314	20,800
Series 2527, Cl. SG, 26.606%, 2/15/32[5]	19,900	1,179
Series 2531, Cl. ST, 38.254%, 2/15/30[5]	25,086	1,634
Series 2796, Cl. SD, 66.772%, 7/15/26[5]	137,640	17,513
Series 2802, Cl. AS, 99.999%, 4/15/33[5]	135,072	11,995
Series 2920, Cl. S, 78.194%, 1/15/35[5]	597,046	69,509
Series 3000, Cl. SE, 99.999%, 7/15/25[5]	622,802	58,125
Series 3045, Cl. DI, 40.657%, 10/15/35[5]	1,087,237	129,075
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	90,499	8,048
Series 3399, Cl. SC, 19.734%, 12/15/37[5]	903,228	99,084
F3 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.485%, 6/1/26[7]	$32,170	$26,292
Federal National Mortgage Assn.:
4.50%, 1/1/25-1/1/40[8]	1,367,000	1,372,655
5%, 1/1/25-1/1/40[8]	3,420,000	3,512,800
5.50%, 1/1/25-1/1/40[8]	3,529,000	3,697,225
6%, 11/25/17-3/1/37	881,148	938,315
6%, 1/1/25-1/1/40[8]	3,077,000	3,268,503
6.50%, 5/25/17-10/25/19	443,652	481,458
6.50%, 1/1/40[8]	694,000	743,339
7%, 10/25/35	43,868	48,151
8.50%, 7/1/32	7,012	7,851
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22[4]	5,554	5,554
Trust 1998-61, Cl. PL, 6%, 11/25/28	92,828	99,761
Trust 2002-56, Cl. KW, 6%, 4/25/23	159,467	161,684
Trust 2003-130, Cl. CS, 13.638%, 12/25/33[2]	64,099	65,583
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	662,000	692,228
Trust 2004-101, Cl. BG, 5%, 1/25/20	452,000	479,734
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	77,044	79,283
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25[9]	270,000	281,245
Trust 2005-12, Cl. JC, 5%, 6/1/28	209,582	218,526
Trust 2005-22, Cl. EC, 5%, 10/1/28	115,000	120,083
Trust 2005-30, Cl. CU, 5%, 4/1/29	84,172	88,014
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	256,112
Trust 2005-57, Cl. PA, 5.50%, 5/1/27	208,079	210,476
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	970,000	1,009,043
Trust 2006-46, Cl. SW, 23.351%, 6/25/36[2]	95,301	126,199
Trust 2006-50, Cl. KS, 23.352%, 6/25/36[2]	91,409	119,483
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	271,990	280,064
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 45.098%, 11/25/31[5]	276,964	43,495
Trust 2001-81, Cl. S, 37.096%, 1/25/32[5]	67,633	10,483
Trust 2002-47, Cl. NS, 34.189%, 4/25/32[5]	161,389	22,256
Trust 2002-51, Cl. S, 34.498%, 8/25/32[5]	148,194	20,211
Trust 2002-52, Cl. SD, 41.124%, 9/25/32[5]	179,657	24,455
Trust 2002-77, Cl. SH, 44.553%, 12/18/32[5]	86,507	13,431
Trust 2002-84, Cl. SA, 46.464%, 12/25/32[5]	248,118	32,370
Trust 2003-33, Cl. SP, 56.422%, 5/25/33[5]	281,036	39,676
Trust 2003-4, Cl. S, 44.351%, 2/25/33[5]	166,802	23,803
Trust 2003-89, Cl. XS, 70.432%, 11/25/32[5]	49,361	6,129
Trust 2004-54, Cl. DS, 51.502%, 11/25/30[5]	141,575	15,977
Trust 2005-40, Cl. SA, 74.229%, 5/25/35[5]	334,557	39,238
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued Trust 2005-6, Cl. SE, 86.18%, 2/25/35[5]	448,197	49,641
Trust 2005-71, Cl. SA, 72.414%, 8/25/25[5]	404,878	48,098
Trust 2005-87, Cl. SE, 89.019%, 10/25/35[5]	990,121	112,444
Trust 2005-87, Cl. SG, 98.269%, 10/25/35[5]	828,423	111,951
Trust 2007-88, Cl. XI, 25.543%, 6/25/37[5]	1,173,553	132,247
Trust 222, Cl. 2, 16.309%, 6/1/23[5]	256,008	50,097
Trust 240, Cl. 2, 21.887%, 9/1/23[5]	315,773	70,506
Trust 252, Cl. 2, 23.323%, 11/1/23[5]	212,280	50,380
Trust 273, Cl. 2, 15.757%, 8/1/26[5]	59,027	13,377
Trust 319, Cl. 2, 4.679%, 2/1/32[5]	59,402	13,629
Trust 320, Cl. 2, 7.987%, 4/1/32[5]	47,553	12,444
Trust 321, Cl. 2, 0%, 4/1/32[5,6]	612,047	150,149
Trust 331, Cl. 9, 9.073%, 2/1/33[5]	170,664	36,757
Trust 334, Cl. 17, 16.086%, 2/1/33[5]	110,859	21,406
Trust 338, Cl. 2, 0%, 7/1/33[5,6]	153,573	32,796
Trust 339, Cl. 12, 0%, 7/1/33[5,6]	168,868	31,759
Trust 339, Cl. 7, 0%, 7/1/33[5,6]	497,102	80,977
Trust 343, Cl. 13, 8.30%, 9/1/33[5]	147,626	24,753
Trust 345, Cl. 9, 2.738%, 1/1/34[5]	252,916	45,421
Trust 351, Cl. 10, 1.924%, 4/1/34[5]	22,183	4,280
Trust 351, Cl. 8, 2.248%, 4/1/34[5]	75,140	14,485
Trust 356, Cl. 10, 0.169%, 6/1/35[5]	64,803	12,242
Trust 356, Cl. 12, 0%, 2/1/35[5,6]	39,094	7,326
Trust 362, Cl. 12, 0%, 8/1/35[5,6]	320,066	61,282
Trust 362, Cl. 13, 0%, 8/1/35[5,6]	175,931	33,712
Trust 364, Cl. 16, 0%, 9/1/35[5,6]	172,173	29,023
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.256%, 9/25/23[7]	85,563	66,806

		25,561,967

GNMA/Guaranteed—1.7%
Government National Mortgage Assn.:
4.50%, 1/1/40[8]	1,425,000	1,426,337
7%, 1/30/24	85,361	94,708
7.50%, 1/30/23-6/30/24	100,723	113,427
8%, 5/30/17	32,405	36,077
8.50%, 8/1/17-12/15/17	33,574	36,745
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 80.768%, 1/16/27[5]	152,054	21,652
Series 2002-15, Cl. SM, 70.84%, 2/16/32[5]	176,216	21,891
Series 2002-76, Cl. SY, 77.048%, 12/16/26[5]	391,967	61,311
Series 2004-11, Cl. SM, 58.689%, 1/17/30[5]	127,583	21,061
Series 2006-47, Cl. SA, 56.994%, 8/16/36[5]	366,387	40,787

		1,873,996
F4 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Non-Agency—3.5%
Commercial—2.2%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45	$770,000	$609,488
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18, Commercial Mtg. Pass-Through Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50	350,000	355,365
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.092%, 12/1/49[2]	235,000	178,104
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	154,256	84,984
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	131,065	121,980
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	132,283	94,016
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.104%, 11/1/37[2]	98,961	69,937
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39	135,492	135,761
Series 2005-C4, Cl. AM, 5.334%, 11/1/45[2]	210,000	171,810
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16[3]	180,000	190,666
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	190,000	160,529
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	95,000	91,934
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	266,029	228,837

		2,493,411

Manufactured Housing—0.5%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 5.01%, 3/25/36[2]	613,965	495,120

Multifamily—0.4%
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.979%, 12/25/34[2]	123,093	119,138
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.105%, 9/25/34[2]	106,672	98,740
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.096%, 3/25/36[2]	310,314	251,610

		469,488

Residential—0.4%
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.092%, 12/1/49[2]	160,000	144,068
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	147,537	111,871
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	93,776	93,059
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 3.003%, 9/1/34[2]	153,306	145,405

		494,403

Total Mortgage-Backed Obligations (Cost $30,955,328)		31,388,385

U.S. Government Obligations—0.7%
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14	430,000	430,184
Federal National Mortgage Assn. Nts., 3%, 9/16/14	345,000	349,755

Total U.S. Government Obligations (Cost $776,264)		779,939

Non-Convertible Corporate Bonds and Notes—12.4%
Consumer Discretionary—1.5%
Automobiles—0.3%
Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	100,000	109,718
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	200,000	206,404

		316,122
F5 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure—0.1%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[3]	$107,000	$107,769
Household Durables—0.1%
Fortune Brands, Inc., 3% Sr. Unsec. Unsub. Bonds, 6/1/12	113,000	112,060
Leisure Equipment & Products—0.1%
Mattel, Inc., 6.125% Sr. Unsec. Nts., 6/15/11	100,000	105,471
Media—0.7%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	98,000	117,434
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	65,000	83,769
DirecTV Holdings LLC/DirecTV Financing Co., Inc.:
5.875% Sr. Unsec. Unsub. Nts., 10/1/19[3]	88,000	89,669
7.625% Sr. Unsec. Unsub. Nts., 5/15/16[4]	81,000	88,606
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19	90,000	94,838
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40[3]	90,000	89,453
Time Warner Cos., Inc., 9.125% Debs., 1/15/13	72,000	83,600
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	55,000	65,935
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	65,000	70,289

		783,593

Specialty Retail—0.2%
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts., 12/16/36	93,000	90,066
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	149,000	160,165

		250,231

Consumer Staples—0.8%
Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[3]	166,000	194,677
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14[4]	100,000	107,000

		301,677

Food & Staples Retailing—0.1%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	55,000	70,606
Food Products—0.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	45,000	46,046
8.50% Sr. Unsec. Nts., 6/15/19	50,000	57,090
Heinz (H.J.) Finance Co., 7.125% Sr. Unsec. Nts., 8/1/39[3]	80,000	90,742
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	95,000	101,396

		295,274

Tobacco—0.2%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	181,000	224,096
Energy—1.7%
Energy Equipment & Services—0.2%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19	120,000	139,200
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	75,000	71,847
Weatherford International, Inc., 6.625% Sr. Unsec. Unsub. Nts., Series B, 11/15/11	19,000	20,340

		231,387

Oil, Gas & Consumable Fuels—1.5%
Anadarko Petroleum Corp., 6.45% Sr. Unsec. Nts., 9/15/36	89,000	93,250
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	95,000	95,475
DCP Midstream LLC, 6.75% Sr. Unsec. Nts., 9/15/37[3]	17,000	16,859
Duke Energy Field Services LLC, 7.875% Unsec. Nts., 8/16/10	95,000	98,779
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16	110,000	117,975
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	42,000	46,161
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	110,000	116,583
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	195,000	201,942
Kerr-McGee Corp., 6.875% Sr. Unsec. Unsub. Nts., 9/15/11	74,000	79,592
Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts., 2/1/19	90,000	110,925
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	105,000	106,131
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	100,000	101,625
Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts., 1/15/30[3]	75,000	71,096
Plains All American Pipeline LP, 6.50% Sr. Unsec. Unsub. Nts., 5/1/18	120,000	128,534
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	60,000	63,159
F6 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32	$80,000	$95,991
Woodside Finance Ltd., 4.50% Nts., 11/10/14[3]	90,000	90,901

		1,634,978

Financials—3.6%
Capital Markets—0.7%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[3]	170,000	166,682
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	182,000	170,906
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	100,000	100,592
7.30% Sr. Unsec. Nts., 5/13/19	265,000	298,090

		736,270

Commercial Banks—0.8%
Barclays Bank plc, 6.278% Perpetual Bonds[4,10]	240,000	178,800
City National Capital Trust I, 9.625% Jr. Sub. Bonds, 2/1/40	112,000	119,261
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	170,000	141,100
PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts., 11/15/15	120,000	123,559
Wachovia Corp., 5.625% Sub. Nts., 10/15/16	50,000	51,196
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	330,000	332,475

		946,391

Consumer Finance—0.2%
Capital One Capital IV, 8.875% Jr. Sub. Nts., 5/15/40	185,000	198,413
Diversified Financial Services—1.0%
Citigroup, Inc., 8.125% Sr. Unsec. Nts., 7/15/39	270,000	305,654
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	410,000	424,282
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	395,000	435,317

		1,165,253

Insurance—0.7%
AXA SA, 6.379% Sub. Perpetual Bonds[3,10]	150,000	121,500
Hartford Financial Services Group, Inc. (The):
5.375% Sr. Unsec. Nts., 3/15/17	100,000	95,466
6% Sr. Unsec. Nts., 1/15/19	120,000	117,054
Lincoln National Corp.:
7% Jr. Sub. Bonds, 5/17/66[2]	140,000	117,600
8.75% Sr. Unsec. Nts., 7/1/19	62,000	70,959
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts., 9/15/10	102,000	104,584
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10[3]	101,000	103,070
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[3]	105,000	112,633

		842,866

Real Estate Investment Trusts—0.2%
Simon Property Group LP, 5.375% Sr. Unsec. Unsub. Nts., 6/1/11	102,000	105,919
WEA Finance LLC/WT Finance Aust Pty Ltd., 5.75% Nts., 9/2/15[3]	110,000	116,128

		222,047

Health Care—0.5%
Health Care Equipment & Supplies—0.2%
Boston Scientific Corp., 6% Sr. Unsec. Unsub. Nts., 1/15/20	174,000	178,123
Health Care Providers & Services—0.1%
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	95,000	98,251
Life Sciences Tools & Services—0.1%
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15	161,000	166,051
Pharmaceuticals—0.1%
Watson Pharmaceuticals, Inc., 6.125% Sr. Unsec. Nts., 8/15/19	105,000	108,535
Industrials—1.1%
Aerospace & Defense—0.4%
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19[3]	100,000	107,759
L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15	110,000	110,413
Meccanica Holdings USA, Inc.:
6.25% Sr. Unsec. Unsub. Nts., 7/15/19[3]	55,000	58,791
6.25% Sr. Nts., 1/15/40[3]	40,000	40,183
7.375% Sr. Unsec. Unsub. Nts., 7/15/39[3]	93,000	104,744

		421,890

Commercial Services & Supplies—0.1%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	85,000	94,071
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	70,000	73,871

		167,942
F7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Electrical Equipment—0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19	$109,000	$113,682
Industrial Conglomerates—0.2%
General Electric Capital Corp., 5.875% Unsec. Unsub. Nts., 1/14/38	75,000	69,670
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	190,000	213,591

		283,261

Machinery—0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	115,000	119,025
Road & Rail—0.2%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19	155,000	177,374
Information Technology—0.3%
Electronic Equipment & Instruments—0.2%
Agilent Technologies, Inc., 5.50% Sr. Unsec. Unsub. Nts., 9/14/15	174,000	182,610
Software—0.1%
CA, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/1/19	130,000	130,979
Materials—0.9%
Chemicals—0.3%
Airgas, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/14	55,000	55,892
Terra Capital, Inc., 7.75% Sr. Nts., 11/1/19[3]	140,000	150,500
Yara International ASA, 7.875% Nts., 6/11/19[3]	92,000	105,222

		311,614

Containers & Packaging—0.1%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	110,000	113,300
Metals & Mining—0.5%
Freeport-McMoRan Copper & Gold, Inc., 8.25% Sr. Unsec. Nts., 4/1/15	165,000	180,042
Teck Resources Ltd., 9.75% Sr. Sec. Nts., 5/15/14	125,000	144,844
Vale Overseas Ltd., 6.875% Sr. Unsec. Nts., 11/10/39	110,000	111,290
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	60,000	62,176
6% Sr. Unsec. Unsub. Nts., 10/15/15	74,000	79,126
Xstrata Finance Canada Ltd., 6.90% Nts., 11/15/37[3]	53,000	54,215

		631,693

Telecommunication Services—1.2%
Diversified Telecommunication Services—1.1%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	122,000	124,329
British Telecommunications plc, 9.625% Bonds, 12/15/30	66,000	84,313
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13	105,000	105,788
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10[2]	96,000	99,220
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	100,000	108,731
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	196,000	200,642
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	95,000	99,397
Telus Corp., 8% Nts., 6/1/11	150,000	162,445
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	80,000	83,911
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	120,000	122,700

		1,191,476

Wireless Telecommunication Services—0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	83,000	92,338
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	41,000	45,002

		137,340

Utilities—0.8%
Electric Utilities—0.1%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[3]	80,000	87,571
Exelon Corp., 5.625% Sr. Unsec. Bonds, 6/15/35	75,000	68,039

		155,610

Energy Traders—0.3%
Constellation Energy Group, Inc., 7.60% Unsec. Nts., 4/1/32	105,000	114,340
NRG Energy, Inc., 7.375% Sr. Nts., 2/1/16	105,000	105,394
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15	136,000	148,514

		368,248

Multi-Utilities—0.4%
CMS Energy Corp., 6.55% Sr. Unsec. Unsub. Nts., 7/17/17	120,000	119,107
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10	100,000	104,858
F8 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Multi-Utilities Continued
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16	$55,000	$59,726
9.80% Sr. Unsec. Nts., 2/15/19	90,000	112,510

		396,201

Total Non-Convertible Corporate Bonds and Notes (Cost $13,264,143)		13,997,709

	Shares

Investment Companies—2.7%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[11,12]	589,937	589,937
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[11,13]	2,501,190	2,501,190

Total Investment Companies (Cost $3,091,127)		3,091,127

Total Investments, at Value (Cost $120,713,514)	112.3%	126,353,163
Liabilities in Excess of Other Assets	(12.3)	(13,886,066)

Net Assets	100.0%	$112,467,097

Footnotes to Statement of Investments
1.	Non-income producing security.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,790,584 or 2.48% of the Portfolio’s net assets as of December 31, 2009.

4.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2009 was $763,754, which represents 0.68% of the Portfolio’s net assets. See Note 6 of accompanying Notes.

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,259,090 or 2.01% of the Portfolio’s net assets as of December 31, 2009.

6.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $93,098 or 0.08% of the Portfolio’s net assets as of December 31, 2009.

8.	When-issued security or delayed delivery to be delivered and settled after December 31, 2009. See Note 1 of accompanying Notes.

9.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $135,414. See Note 5 of accompanying Notes.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Rate shown is the 7-day yield as of December 31, 2009.

12.	Interest rate is less than 0.0005%.

13.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	December 31, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	7,528,935	50,769,694	55,797,439	2,501,190

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$2,501,190	$24,710
F9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Portfolio’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Portfolio’s Statement of Assets and Liabilities as of December 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,930,880	$—	$—	$6,930,880
Consumer Staples	8,949,178	—	—	8,949,178
Energy	4,842,713	—	—	4,842,713
Financials	17,203,932	—	—	17,203,932
Health Care	6,384,540	—	—	6,384,540
Industrials	9,372,584	—	—	9,372,584
Information Technology	9,996,546	—	—	9,996,546
Materials	2,863,376	—	—	2,863,376
Telecommunication Services	3,316,451	—	—	3,316,451
Utilities	2,864,619	—	—	2,864,619
Asset-Backed Securities	—	4,371,184	—	4,371,184
Mortgage-Backed Obligations	—	31,388,385	—	31,388,385
U.S. Government Obligations	—	779,939	—	779,939
Non-Convertible Corporate Bonds and Notes	—	13,997,709	—	13,997,709
Investment Companies	3,091,127	—	—	3,091,127

Total Investments, at Value	75,815,946	50,537,217	—	126,353,163
Other Financial Instruments:
Futures margins	7,336	—	—	7,336

Total Assets	$75,823,282	$50,537,217	$—	$126,360,499

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(15,488)	$—	$(15,488)
Futures margins	(22,266)	—	—	(22,266)

Total Liabilities	$(22,266)	$(15,488)	$—	$(37,754)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Portfolio’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
F10 | TOTAL RETURN PORTFOLIO

Futures Contracts as of December 31, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds	Buy	25	3/22/10	$2,884,375	$(127,806)
U.S. Treasury Nts., 2 yr.	Sell	16	3/31/10	3,460,250	17,025
U.S. Treasury Nts., 5 yr.	Sell	15	3/31/10	1,715,742	29,656
U.S. Treasury Nts., 10 yr.	Buy	25	3/22/10	2,886,328	(81,897)

					$(163,022)

Credit Default Swap Contracts as of December 31, 2009 are as follows:

	Buy/Sell	Notional	Pay/
Reference Entity/	Credit	Amount	Receive	Termination		Unrealized
Swap Counterparty	Protection	(000’s)	Fixed Rate	Date	Value	Depreciation

Vale Inco Ltd.:
Morgan Stanley Capital Services, Inc.	Buy	$240	0.70%	3/20/17	$(6,291)	$6,291
Morgan Stanley Capital Services, Inc.	Buy	240	0.63	3/20/17	(5,194)	5,194

	Total	480			(11,485)	11,485

Vale Overseas:
Morgan Stanley Capital Services, Inc.	Sell	240	1.17	3/20/17	(1,465)	1,465
Morgan Stanley Capital Services, Inc.	Sell	240	1.10	3/20/17	(2,538)	2,538

	Total	480			(4,003)	4,003

			Grand Total Buys		(11,485)	11,485
			Grand Total Sells		(4,003)	4,003

			Total Credit Default Swaps		$(15,488)	$15,488

The table that follows shows the undiscounted maximum potential payment by the Portfolio related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential
Asset on which the	Payments for Selling Credit		Reference Asset
Portfolio Sold Protection	Protection (Undiscounted)	Amount Recoverable*	Rating Range**

Investment Grade Single Name
Corporate Debt	$480,000	$—	BBB+

*	The Portfolio has no amounts recoverable from related purchased protection. In addition, the Portfolio has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Portfolio.
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Portfolio has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of December 31, 2009 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Portfolio Perspective	(000’s)		Value

Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	$480		$(11,485)
	Credit Default Sell Protection	480		(4,003)

			Total Swaps	$(15,488)

See accompanying Notes to Financial Statements.
F11 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $118,212,324)	$123,851,973
Affiliated companies (cost $2,501,190)	2,501,190

126,353,163

Receivables and other assets:
Investments sold	2,189,039
Interest, dividends and principal paydowns	443,919
Futures margins	7,336
Shares of capital stock sold	3,109
Other	9,277

Total assets	129,005,843

Liabilities
Depreciated swaps, at value	15,488
Payables and other liabilities:
Investments purchased (including $14,182,342 purchased on a when-issued or delayed delivery basis)	16,379,740
Futures margins	22,266
Shareholder communications	11,783
Shares of capital stock redeemed	10,809
Transfer and shareholder servicing agent fees	9,567
Directors’ compensation	6,725
Other	82,368

Total liabilities	16,538,746

Net Assets	$112,467,097

Composition of Net Assets
Par value of shares of capital stock	$103,175
Additional paid-in capital	223,332,486
Accumulated net investment income	1,973,462
Accumulated net realized loss on investments	(118,403,165)
Net unrealized appreciation on investments	5,461,139

Net Assets—applicable to 103,174,572 shares of capital stock outstanding	$112,467,097

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.09
See accompanying Notes to Financial Statements.
F12 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS For the Year Ended December 31, 2009

Investment Income
Interest (net of foreign withholding taxes of $84)	$2,593,032
Dividends:
Unaffiliated companies	1,897,252
Affiliated companies	24,710

Total investment income	4,514,994

Expenses
Management fees	645,707
Transfer and shareholder servicing agent fees	74,762
Legal, auditing and other professional fees	43,636
Shareholder communications	17,167
Accounting service fees	15,000
Directors’ compensation	11,130
Custodian fees and expenses	787
Other	8,813

Total expenses	817,002
Less waivers and reimbursements of expenses	(94,928)

Net expenses	722,074

Net Investment Income	3,792,920

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(15,360,763)
Closing and expiration of futures contracts	(500,719)
Swap contracts	(2,351,281)

Net realized loss	(18,212,763)

Net change in unrealized appreciation (depreciation) on:
Investments	33,178,868
Futures contracts	(302,649)
Swap contracts	107,630

Net change in unrealized appreciation	32,983,849

Net Increase in Net Assets Resulting from Operations	$18,564,006

See accompanying Notes to Financial Statements.
F13 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2009	2008

Operations
Net investment income	$3,792,920	$6,475,405
Net realized loss	(18,212,763)	(46,746,462)
Net change in unrealized appreciation (depreciation)	32,983,849	(34,862,630)

Net increase (decrease) in net assets resulting from operations	18,564,006	(75,133,687)

Dividends and/or Distributions to Shareholders
Dividends from net investment income	—	(5,766,300)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(16,420,442)	(24,826,588)

Net Assets
Total increase (decrease)	2,143,564	(105,726,575)
Beginning of period	110,323,533	216,050,108

End of period (including accumulated net investment income of $ 1,973,462 and $118,979, respectively)	$112,467,097	$110,323,533

See accompanying Notes to Financial Statements.
F14 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$0.91	$1.53	$1.49	$1.37	$1.34

Income (loss) from investment operations:
Net investment income[1]	.03	.05	.04	.04	.03
Net realized and unrealized gain (loss)	.15	(.63)	.04	.12	.03

Total from investment operations	.18	(.58)	.08	.16	.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.04)	(.04)	(.04)	(.03)

Net asset value, end of period	$1.09	$0.91	$1.53	$1.49	$1.37

Total Return, at Net Asset Value[2]	19.78%	(38.65)%	5.82%	11.70%	4.78%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$112	$110	$216	$240	$261

Average net assets (in millions)	$103	$170	$231	$247	$277

Ratios to average net assets:[3]
Net investment income	3.67%	3.82%	2.84%	2.74%	2.34%
Total expenses	0.79%[4]	0.68%[4]	0.68%[4]	0.66%[4]	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.68%	0.68%	0.66%	0.68%

Portfolio turnover rate[5]	144%	121%	107%	151%	149%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	0.79%
Year Ended December 31, 2008	0.68%
Year Ended December 31, 2007	0.68%
Year Ended December 31, 2006	0.66%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2009	$220,453,679	$226,017,815
Year Ended December 31, 2008	$257,388,353	$252,164,734
Year Ended December 31, 2007	$184,746,936	$185,640,788
Year Ended December 31, 2006	$299,867,320	$323,936,795
Year Ended December 31, 2005	$557,799,525	$563,615,189
See accompanying Notes to Financial Statements.
F15 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Total Return Portfolio (the “Portfolio”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio’s investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Portfolio.
Securities Valuation. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Portfolio’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
F16 | TOTAL RETURN PORTFOLIO

Securities on a When-Issued or Delayed Delivery Basis. The Portfolio may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Portfolio’s net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When the Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 31, 2009, the Portfolio had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$14,182,342
The Portfolio may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Portfolio purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Portfolio’s market value of investments relative to its net assets which can incrementally increase the volatility of the Portfolio’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Portfolio maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Foreign Currency Translation. The Portfolio’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
F17 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Portfolio is permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Portfolio’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Portfolio is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio’s investment in IMMF.
Federal Taxes. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$1,964,702	$—	$118,555,134	$5,628,593

1.	As of December 31, 2009, the Portfolio had $116,860,518 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2009, details of the capital loss carryforwards were as follows:

Expiring
2010	$70,023,891
2016	13,978,418
2017	32,858,209

Total	$116,860,518

2.	As of December 31, 2009, the Portfolio had $1,694,616 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended December 31, 2009, the Portfolio did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2008, the Portfolio did not utilize any capital loss carryforward.

5.	During the fiscal year ended December 31, 2009, $17,577,427 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Portfolio were unaffected by the reclassifications.
F18 | TOTAL RETURN PORTFOLIO

Reduction to
Reduction to	Reduction to	Accumulated Net
Paid-in	Accumulated Net	Realized Loss on
Capital	Investment Income	Investments

$17,577,427	$1,938,437	$19,515,864

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Distributions paid from:
Ordinary income	$—	$5,766,300
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$120,724,572
Federal tax cost of other investments	579,221

Total federal tax cost	$121,303,793

Gross unrealized appreciation	$8,736,587
Gross unrealized depreciation	(3,107,994)

Net unrealized appreciation	$5,628,593

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
F19 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Indemnifications. The Portfolio’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Sold	1,339,136	$1,237,558	857,165	$1,094,622
Dividends and/or distributions reinvested	—	—	4,303,209	5,766,300
Redeemed	(19,543,652)	(17,658,000)	(25,110,984)	(31,687,510)

Net decrease	(18,204,516)	$(16,420,442)	(19,950,610)	$(24,826,588)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$134,658,941	$139,107,765
U.S. government and government agency obligations	1,135,938	357,025
To Be Announced (TBA) mortgage-related securities	220,453,679	226,017,815
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

Fee Schedule

Up to $600 million	0.625%
Over $600 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. For the year ended December 31, 2009, the Portfolio paid $66,055 to OFS for services to the Portfolio.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Portfolio’s total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.80%. This voluntary undertaking may be amended or withdrawn at any time.
F20 | TOTAL RETURN PORTFOLIO

     Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Portfolio’s average annual net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.
     During the year ended December 31, 2009, the Manager waived fees and/or reimbursed the Portfolio $91,691 as a result of these voluntary arrangements.
     Prior to May 1, 2009, OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio.
     The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio’s investment in IMMF. During the year ended December 31, 2009, the Manager waived $3,237 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Portfolio’s investment objectives not only permit the Portfolio to purchase investment securities, they also allow the Portfolio to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Portfolio may use derivatives to increase or decrease its exposure to one or more of the following market risk factors defined below:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Portfolio’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
F21 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Risks of Investing in Derivatives. The Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Portfolio to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Portfolio’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Portfolio. Typically, the associated risks are not the risks that the Portfolio is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Portfolio. The Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Portfolio intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Portfolio has entered into master netting arrangements, established within the Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Portfolio to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. In addition, the Portfolio may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolio.
          As of December 31, 2009, the Portfolio has not required certain counterparties to post collateral.
Credit Related Contingent Features. The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and or a percentage decrease in the Portfolio’s Net Asset Value or NAV. The contingent features are established within the Portfolio’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
     As of December 31, 2009, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $15,488 for which collateral was not posted by the Portfolio. If a contingent feature would have been triggered as of December 31, 2009, the Portfolio could have been required to pay this amount in cash to its counterparties. If the Portfolio fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
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Valuations of derivative instruments as of December 31, 2009 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement			Statement
Derivatives not	of Assets			of Assets
Accounted for as	and Liabilities			and Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts				Depreciated swaps, at value	$15,488
Interest rate contracts	Futures margins	$7,336	*	Futures margins	22,266	*

Total		$7,336			$37,754

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not	Closing and
Accounted for as	expiration of
Hedging Instruments	futures contracts	Swap contracts	Total

Credit contracts	$—	$(2,351,281)	$(2,351,281)
Interest rate contracts	(500,719)	—	(500,719)

Total	$(500,719)	$(2,351,281)	$(2,852,000)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not
Accounted for as
Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$107,630	$107,630
Interest rate contracts	(302,649)	—	(302,649)

Total	$(302,649)	$107,630	$(195,019)

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Portfolio may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Portfolio has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Portfolio has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.
Swap Contracts
The Portfolio may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Portfolio at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Portfolio also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Portfolio to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Portfolio may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”). The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
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     The Portfolio has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Portfolio has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     The Portfolio has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     The Portfolio has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
     The Portfolio has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and, or, indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Portfolio.
     Additional associated risks to the Portfolio include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Portfolio has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Portfolio to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     The Portfolio has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the portfolio to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Additional associated risks to the Portfolio include counterparty credit risk and liquidity risk.
     As of December 31, 2009, the Portfolio had no such total return swap agreements outstanding.
6. Illiquid Securities
As of December 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Subsequent Events Evaluation
The Portfolio has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 16, 2010, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
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NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Portfolio). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and its subsidiary (but not against the Portfolio), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Portfolio, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (one of the portfolios constituting the Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Total Return Portfolio for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2010
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2009. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Portfolio during the fiscal year ended December 31, 2009 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 91.56% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Portfolio’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Portfolio services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Portfolio and the Manager, (iii) the fees and expenses of the Portfolio, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Portfolio grows and whether fee levels reflect these economies of scale for Portfolio investors and (vi) other benefits to the Manager from its relationship with the Portfolio. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality, and extent of the services provided to the Portfolio and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Portfolio with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Portfolio’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Portfolio policies and procedures and adherence to the Portfolio’s investment restrictions. The Manager is responsible for providing certain administrative services to the Portfolio as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Portfolio; compiling and maintaining records with respect to the Portfolio’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Portfolio for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Portfolio’s shares. The Manager also provides the Portfolio with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Portfolio. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of David Schmidt, Krishna Memani and Peter Strzalkowski, the portfolio managers for the Portfolio, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Portfolio and other fund’s advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Portfolio’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Portfolio benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Portfolio. Throughout the year, the Manager provided information on the investment performance of the Portfolio and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Portfolio’s historical performance to relevant market indices and to the performance of other mixed-asset target allocation growth funds underlying variable insurance products. The Board noted that the Portfolio’s one-year,
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three-year, five-year and ten-year performance was below its peer group median. The Board noted the Manager’s assertion that the Portfolio’s underperformance in 2008 reflected the struggles in the fixed income portfolio, managed by the Core Plus team, and turbulent capital markets that impacted the Portfolio’s longer term track record. The Board also noted the appointment of a new portfolio manager and Investment Grade Fixed Income team on April 1, 2009.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Portfolio. The Board also considered the comparability of the fees charged and the services provided to the Portfolio to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Portfolio and other mixed-asset target allocation growth funds underlying variable insurance products. The Board considered that the Portfolio’s total expenses were lower than, and its actual management fees were competitive with, the expense group median. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because of the disparity among VA funds in how insurance companies may be compensated for the services they provide to shareholders, when comparing the expenses of the various VA funds it is most appropriate to focus on the total expenses rather than on the management fees. Accordingly, while the Board reviewed and considered all expenses in its consideration of the Advisory Agreement, it paid particular attention to total expenses. The Board considered that, effective May 1, 2009, the Manager voluntarily undertook to waive a portion of the management fees so that annual total expenses, as a percentage of net assets, will not exceed 0.80%. This voluntary undertaking may be amended or withdrawn at any time. The Board also considered that effective April 1, 2009 through March 31, 2010, the Manager agreed to voluntarily waive its advisory fee by 0.09% of the Portfolio’s average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time after March 31, 2010.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Portfolio’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Portfolio, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Portfolio. The Board noted that the Portfolio currently has management fee breakpoints, which are intended to share with Portfolio shareholders economies of scale that may exist as the Portfolio’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Portfolio, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Portfolio.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Portfolio and to the independent Directors. Portfolio counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Portfolio has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio votes proxies relating to securities (“portfolio proxies”) held by the Portfolio. A description of the Portfolio’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.525.7048, (ii) on the Portfolio’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Portfolio is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Portfolio’s voting record is available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Portfolio files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Portfolio’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Portfolios, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Portfolios Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 35 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 2002) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 35 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 2002) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 35 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 1997) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 35 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 35 portfolios in the OppenheimerFunds complex.

Richard Grabish, Director (since 2008) Age: 61	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 14 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 35 portfolios in the OppenheimerFunds complex.
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DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Portfolios, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Portfolios Complex Currently Overseen

Robert J. Malone, Director (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 35 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2002) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 37 portfolios in the OppenheimerFunds complex.

OFFICERS OF THE PORTFOLIO	The addresses of the Officers in the chart below are as follows: for Messrs. Schmidt, Memani, Strzalkowski, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

David Schmidt, Vice President and Portfolio Manager (since 2003) Age: 47	Chief Investment Officer (since July 2003); Deputy Chief Investment Officer (June 2002-June 2003); Director of Product Development (since December 1999) of Trinity Investment Management Corp., a wholly-owned subsidiary of the Manager’s immediate parent, Oppenheimer Acquisition Corp.

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 49	Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002- March 2006); Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and officer of 10 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President and Portfolio Manager (since 2009) Age: 44	Vice President of the Manager (since August 2007); CFA and a member of the Manger’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded (July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of
14 | TOTAL RETURN PORTFOLIO

Name, Position(s) Held with the Portfolios, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Portfolios Complex Currently Overseen

William F. Glavin, Jr., continued	C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC.; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and is an officer of 94 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Director of Investment Brand Management, Senior Vice President of the Manager, and Senior Vice President of OppenheimerFunds Distributor, Inc. (since 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s Directors and Officers and is available without charge, upon request, by calling 1.800.981.2871.
15 | TOTAL RETURN PORTFOLIO

TOTAL RETURN PORTFOLIO
A Series of Panorama Series Fund, Inc.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Portfolio prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.
©Copyright 2010 OppenheimerFunds, Inc. All rights reserved.

December 31, 2009 Oppenheimer International Growth Fund/VA A Series of Panorama Series Fund, Inc. Annual Report ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA
Fund Objective: The Fund seeks long-term growth of capital by, under normal circumstances, investing at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.
Portfolio Manager: George R. Evans
Average Annual Total Returns
For the Periods Ended 12/31/09

	1-Year	5-Year	10-Year

Non-Service Shares	39.24%	6.06%	1.53%

			Since
			Inception
	1-Year	5-Year	(3/19/01)

Service Shares	39.06%	5.85%	4.84%
Expense Ratios
For the Fiscal Year Ended 12/31/09

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	1.09%	1.01%
Service Shares	1.35	1.27
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account a voluntary fee waiver or expense reimbursement, without which performance would have been less. This undertaking may be modified or terminated at any time.
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2009, and are based on the total market value of investments.

Top Ten Common Stock Holdings
Autonomy Corp. plc	2.6%
Nidec Corp.	2.3
Capita Group plc	2.1
Sonic Healthcare Ltd.	2.0
Infosys Technologies Ltd.	1.8
Telefonaktiebolaget LM Ericsson, B Shares	1.8
ABB Ltd.	1.7
Roche Holding AG	1.7
QBE Insurance Group Ltd.	1.6
Tandberg ASA	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2009, and are based on net assets.
Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
2 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. For the twelve-month period ended December 31, 2009, the Fund’s Non-Service shares returned 39.24%, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index (the “Index”), which returned 31.78%. During the reporting period, the Fund outperformed the Index in nine out of ten sectors.
     The twelve-month reporting period through December 31, 2009 was characterized by an exceptional global economic downturn and volatile financial markets. The period began with turmoil in credit markets followed by sharp slowdowns in major economies around the world. The impact on the global financial landscape was rapid. A number of financial institutions experienced significant losses, leading some to declare bankruptcy or arrange for quick sale to other institutions. Equities around the world fell sharply during the first quarter of the period. The markets braced for ‘armageddon’ and valuations tumbled to exceptionally low levels. Nevertheless, after the worst of the maelstrom, the period ended optimistically as markets sustained one of the sharpest rallies in history during the remaining nine months of the reporting period, driven by expanding multiples and earnings upgrades.
     Despite the strong rally in the equity, commodity and credit markets, economic news remained mixed. In the U.S., mortgage defaults and delinquencies continued to increase and housing markets deteriorated further. Global consumer confidence improved from its lows worldwide but still remained well below average levels.
     Unemployment continued to be troubling globally and subdued consumption, particularly of consumer durables. Overall economic growth finished in the negative in 2009 for many major developed economies, including the U.S., the U.K., Eurozone and Japan. The developing world told a different story. China’s GDP grew at a healthy clip in 2009, driven largely by investment, as did India’s GDP. We believe the developed economies of North America, Europe and Japan will return to growth in 2010.
     In this bleak economic environment, corporate earnings, which are the principal driver of share prices, have deteriorated meaningfully for many companies. But analyst estimates of future earnings have risen as companies have slashed costs and a global economic doomsday scenario has become increasingly unlikely. In the first three months of 2009, forward earnings estimates for the MSCI World Index excluding the United States fell precipitously. They have since risen by double-digit figures through the end of the reporting period.
     Economic policymakers have responded at an immeasurably faster and more aggressive pace than they have during previous financial crises. In addition to U.S. and European government action, the Japanese government has shifted to an expansionary fiscal policy for the first time in three years and Chinese money supply growth has more than doubled. It is clear to us that China is the largest engine of growth for the first time in modern economic history, helping to lead the global markets out of recession and acting largely as the driving force behind a rally in commodity prices.
     While we do not rely on broad judgments about the direction of the markets, we do concentrate on finding companies with long-term growth potential. We understand that value for equity holders may take a long time to manifest itself. In aid of this process, we have developed several long-term themes that have been followed since the Fund’s inception. These themes help us to identify industries and companies we believe can deliver above average value creation, which in our opinion could lead to sustainable above average stock price performance. We believe that the structural underpinnings of these themes are still very much intact.
     First, Mass Affluence: real income per capita globally has been growing at a compound rate of approximately 6.5% annually. Over the last 45 years, there have been two periods where income per capita growth stalled but did not significantly decline: the early 1980s, and the mid 1990s through the early 2000s. While a period of flat income growth might prevail for a while, we believe that structural forces for worldwide wealth creation are still in place, particularly in emerging markets.
     Second, New Technologies: technological development continues apace regardless of the short-term economic outlook. As an indicator of the rate of technological development, the number of patents issued by the U.S. Patent Office continues to run at roughly three times the rate of 30-odd years ago. Innovative products and services that do things better or cheaper will continue to drive wealth creation. In our opinion, providers of these technologies will be rewarded with significantly higher stock market valuations.
3 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
     Third, Restructuring: more opportunities will arise within this theme as a result of current economic difficulties. Companies have rapidly sought to adapt to the new environment, in which returns to shareholders cannot be driven by financial leverage, but rather by efficient deployment of assets and cost control. We note that earnings estimates of international indices have risen since the beginning of 2009, partially as a result of these restructuring efforts.
     Lastly, Aging: as much as we would like it, not even a severe economic downturn can slow the inevitable process of aging. Shifts in spending as a result of aging – on healthcare and quality of life issues, for example – may still take place whatever the economic backdrop. We will continue to look for opportunities in companies that will benefit from this.
     The Fund outperformed the Index in nine out of ten sectors, primarily as a result of better relative stock selection within the information technology, consumer discretionary and industrials sectors. An underweight position in the utilities sector, the weakest performing sector in the Index, also produced strong relative performance for the Fund.
     The information technology sector was the greatest contributor to performance during the reporting period. Within the sector, overweight positions in Tandberg ASA, Nidec Corp., Autonomy Corp. plc and Infosys Technologies Ltd. benefited Fund performance during the reporting period. In terms of the consumer discretionary sector, an overweight in Burberry Group plc provided the bulk of the Fund’s outperformance. The Swatch Group AG and SEB SA also produced positive results for the Fund in the consumer discretionary sector. Within industrials, top performing holdings included Aalberts Industries NV and Aggreko plc. Other individual contributors to performance were energy holding Technip SA, financials holding Tullett Prebon plc and materials holding Vale SA.
     On the negative side, the Fund underperformed as a result of its overweight position in certain securities within the health care sector, particularly Synthes, Inc. and NeuroSearch AS. Fund performance was also hurt by holding a higher than normal cash equivalents balance, which accounted for approximately 3.0% of the Fund’s net assets at period end, but much lower than the approximate 9.8% allocation at the beginning of the reporting period. Our cash position was significantly reduced as we deployed it towards attractively valued stocks in whose future we have a high level of confidence. We find it likely that overweights in information technology, healthcare, industrials and consumer discretionary stocks will continue to be emphasized in the portfolio.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2009. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the Class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East), which is an unmanaged index of equity securities listed on a number of principal stock markets of Europe, Asia and Australia. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
4 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2009	December 31, 2009	December 31, 2009

Non-Service Shares	$1,000.00	$1,240.60	$5.66
Service Shares	1,000.00	1,239.10	7.07

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,020.16	5.10
Service Shares	1,000.00	1,018.90	6.38
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2009 are as follows:

Class	Expense Ratios

Non-Service Shares	1.00%
Service Shares	1.25
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2009

	Shares	Value

Common Stocks—96.9%
Consumer Discretionary—11.8%
Automobiles—2.0%
Bayerische Motoren Werke (BMW) AG	21,675	$994,309
Honda Motor Co.	115,020	3,889,063
Toyota Motor Corp.	77,398	3,251,943

		8,135,315

Diversified Consumer Services—0.3%
Dignity plc	124,860	1,216,653
Hotels, Restaurants & Leisure—1.3%
Carnival Corp.[1]	84,600	2,680,974
Enterprise Inns plc	429,530	647,986
William Hill plc	661,692	1,970,518

		5,299,478

Household Durables—0.6%
SEB SA	40,198	2,277,283
Media—1.7%
British Sky Broadcasting Group plc	85,978	774,505
Grupo Televisa SA, Sponsored GDR	95,900	1,990,884
Vivendi SA	79,810	2,356,122
Zee Entertainment Enterprises Ltd.	371,500	2,041,931

		7,163,442

Multiline Retail—0.3%
Pinault-Printemps-Redoute SA	10,180	1,219,856
Specialty Retail—1.7%
Hennes & Mauritz AB, Cl. B	27,800	1,538,380
Industria de Diseno Textil SA	86,900	5,384,637

		6,923,017

Textiles, Apparel & Luxury Goods—3.9%
Burberry Group plc	472,610	4,531,213
Compagnie Financiere Richemont SA, Cl. A	69,937	2,340,168
Geox SpA	141,600	974,134
Luxottica Group SpA	95,500	2,471,114
LVMH Moet Hennessy Louis Vuitton SA	26,610	2,989,939
Swatch Group AG (The), Cl. B	11,850	2,982,648

		16,289,216

Consumer Staples—7.5%
Beverages—2.5%
C&C Group plc	976,244	4,212,473
Heineken NV	40,500	1,919,029
Pernod-Ricard SA	47,950	4,118,131

		10,249,633

Food & Staples Retailing—0.6%
Woolworths Ltd.	91,937	2,302,844
Food Products—3.4%
Aryzta AG	59,181	2,205,450
Barry Callebaut AG	7,869	4,967,332
Nestle SA	50,408	2,446,210
Unilever plc	145,396	4,653,994

		14,272,986

Household Products—0.6%
Reckitt Benckiser Group plc	49,226	2,668,343
Personal Products—0.4%
L’Oreal SA	13,350	1,482,180
Energy—4.5%
Energy Equipment & Services—1.2%
Saipem SpA	43,600	1,497,778
Technip SA	51,750	3,626,310

		5,124,088

Oil, Gas & Consumable Fuels—3.3%
BG Group plc	305,820	5,476,541
BP plc, ADR	54,700	3,170,959
Total SA	61,890	3,966,002
Tsakos Energy Navigation Ltd.	69,000	1,011,540

		13,625,042

Financials—11.8%
Capital Markets—6.8%
3i Group plc	464,362	2,099,178
BinckBank NV	271,800	4,886,064
Collins Stewart plc	1,789,679	2,001,797
Credit Suisse Group AG	92,306	4,546,176
Deutsche Bank AG	61,522	4,350,272
ICAP plc	799,368	5,551,884
Reinet Investments SCA[1]	8,714	137,411
Swissquote Group Holding SA	29,936	1,490,361
Tullett Prebon plc	699,780	3,116,860

		28,180,003

Commercial Banks—0.4%
ICICI Bank Ltd., Sponsored ADR	49,625	1,871,359
Insurance—3.4%
Allianz SE	8,763	1,096,762
AMP Ltd.	270,433	1,628,727
Prudential plc	437,051	4,452,252
QBE Insurance Group Ltd.	295,901	6,753,776

		13,931,517
F1 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Management & Development—0.5%
Solidere, GDR[2]	10,080	$246,960
Solidere, GDR[2,3]	66,720	1,634,640

		1,881,600

Thrifts & Mortgage Finance—0.7%
Housing Development Finance Corp. Ltd.	19,300	1,109,766
Paragon Group Cos. plc	773,624	1,636,916

		2,746,682

Health Care—15.8%
Biotechnology—2.5%
CSL Ltd.	180,800	5,259,826
Grifols SA	179,100	3,120,914
Marshall Edwards, Inc.[1,4]	382,300	267,610
Marshall Edwards, Inc., Legend Shares[1,4]	330,600	231,420
NeuroSearch AS1	58,771	871,797
Santhera Pharmaceuticals[1]	19,000	465,610

		10,217,177

Health Care Equipment & Supplies—7.4%
DiaSorin SpA	147,323	5,232,231
Essilor International SA	51,150	3,045,143
Nobel Biocare Holding AG	28,463	952,595
Smith & Nephew plc	229,546	2,356,997
Sonova Holding AG	28,315	3,423,837
Straumann Holding AG	11,614	3,273,657
Synthes, Inc.	46,964	6,142,616
Terumo Corp.	57,200	3,423,171
William Demant Holding AS1	34,500	2,599,737

		30,449,984

Health Care Providers & Services—2.0%
Sonic Healthcare Ltd.	587,058	8,104,952
Health Care Technology—0.0%
Ortivus AB, Cl. B1	279,600	144,594
Life Sciences Tools & Services—0.3%
Art Advanced Research Technologies, Inc.[1,4]	270,100	—
Art Advanced Research Technologies, Inc., Legend Shares[1,4]	898,700	—
Art Advanced Research Technologies, Inc., Series 1[1,4]	360,333	—
Art Advanced Research Technologies, Inc., Series 2[1,4]	113,634	—
BTG plc[1]	457,454	1,277,741
Tyrian Diagnostics Ltd.[1]	9,315,698	133,885

		1,411,626

Pharmaceuticals—3.6%
Astellas Pharma, Inc.	26,200	973,340
GlaxoSmithKline plc	36,943	782,567
Novogen Ltd.[1]	1,154,071	604,628
Roche Holding AG	40,564	6,893,664
Sanofi-Aventis SA	34,405	2,696,891
Shionogi & Co. Ltd.	80,000	1,726,526
Takeda Pharmaceutical Co. Ltd.	34,600	1,422,859

		15,100,475

Industrials—18.7%
Aerospace & Defense—1.1%
Empresa Brasileira de Aeronautica SA	528,126	2,917,073
European Aeronautic Defense & Space Co.	77,020	1,538,520

		4,455,593

Air Freight & Logistics—0.3%
Toll Holdings Ltd.	154,839	1,206,629
Commercial Services & Supplies—2.9%
Aggreko plc	343,490	5,113,133
De La Rue plc	121,450	1,928,204
Prosegur Compania de Seguridad SA	104,300	5,116,542

		12,157,879

Construction & Engineering—3.0%
Koninklijke Boskalis Westminster NV	76,021	2,927,600
Leighton Holdings Ltd.	49,780	1,681,998
Maire Tecnimont SpA	581,900	2,067,199
Outotec OYJ	38,000	1,338,024
Trevi Finanziaria SpA	189,000	2,968,063
Vinci SA	21,603	1,209,984

		12,192,868

Electrical Equipment—3.5%
ABB Ltd.	362,332	6,929,737
Alstom	73,710	5,121,251
Ceres Power Holdings plc[1]	992,902	2,558,075

		14,609,063

Industrial Conglomerates—1.4%
Koninklijke (Royal) Philips
Electronics NV	80,900	2,398,343
Siemens AG	36,739	3,378,201

		5,776,544

Machinery—1.8%
Aalberts Industries NV	423,645	6,052,452
Demag Cranes AG	37,487	1,269,862

		7,322,314
F2 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value

Professional Services—3.1%
Capita Group plc	720,291	$8,687,991
Experian plc	408,643	4,039,679

		12,727,670

Trading Companies & Distributors—1.6%
Bunzl plc	527,427	5,717,799
Wolseley plc[1]	42,182	843,851

		6,561,650

Information Technology—19.4%
Communications Equipment—3.3%
Tandberg ASA	218,100	6,215,500
Telefonaktiebolaget LM Ericsson, B Shares	792,980	7,303,975

		13,519,475

Computers & Peripherals—0.0%
Logitech International SA1	11,383	195,820
Electronic Equipment & Instruments—5.8%
Hoya Corp.	161,893	4,291,907
Ibiden Co. Ltd.	53,321	1,898,964
Keyence Corp.	21,279	4,386,716
Nidec Corp.	102,100	9,362,044
Nippon Electric Glass Co. Ltd.	83,000	1,132,689
Omron Corp.	68,986	1,231,060
Phoenix Mecano AG	4,232	1,611,879

		23,915,259

Internet Software & Services—1.5%
United Internet AG1	153,696	2,020,431
Yahoo! Japan Corp.	13,646	4,079,075

		6,099,506

IT Services—1.8%
Infosys Technologies Ltd.	136,564	7,600,048
Office Electronics—1.0%
Canon, Inc.	96,250	4,068,975
Semiconductors & Semiconductor Equipment—0.2%
ARM Holdings plc	366,370	1,050,373
Software—5.8%
Autonomy Corp. plc[1]	436,890	10,662,566
Compugroup Holding AG1	105,267	1,101,609
Nintendo Co. Ltd.	13,900	3,289,376
Sage Group plc (The)	385,000	1,368,071
SAP AG	62,928	2,975,124
Square Enix Holdings Co. Ltd.	32,794	688,028
Temenos Group AG1	143,995	3,714,773

		23,799,547

Materials—5.7%
Chemicals—1.3%
Filtrona plc	1,030,980	3,119,830
Sika AG	1,394	2,168,627

		5,288,457

Construction Materials—0.4%
James Hardie Industries NV, CDI[1]	207,100	1,561,517
Metals & Mining—4.0%
Impala Platinum Holdings Ltd.	205,600	5,589,261
Rio Tinto plc	92,367	4,978,230
Vale SA, Sponsored ADR, Preference	249,200	6,185,144

		16,752,635

Telecommunication Services—1.4%
Diversified Telecommunication Services—0.5%
BT Group plc	1,040,075	2,251,986
Wireless Telecommunication Services—0.9%
KDDI Corp.	370	1,951,151
Vodafone Group plc	721,023	1,673,521

		3,624,672

Utilities—0.3%
Electric Utilities—0.3%
Fortum OYJ	46,800	1,267,855

Total Common Stocks (Cost $291,736,797)		400,295,680

Rights, Warrants and Certificates—0.0%
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12[1,4]	7,500	16,959
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10[1,4]	89,460	5,706
Tyrian Diagnostics Ltd. Rts., Strike Price 0.030AUD, Exp. 12/31/10[1]	1,164,462	2,744

Total Rights, Warrants and Certificates (Cost $0)		25,409

Investment Companies—2.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[5,6]	672,322	672,322
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[5,7]	11,219,823	11,219,823

Total Investment Companies (Cost $11,892,145)		11,892,145

Total Investments, at Value (Cost $303,628,942)	99.8%	412,213,234
Other Assets Net of Liabilities	0.2	737,562

Net Assets	100.0%	$412,950,796

F3 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
Strike price is reported in U.S Dollars, except for those denoted in the following currency:
AUD           Australian Dollar

1.	Non-income producing security.

2.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,634,640 or 0.40% of the Fund’s net assets as of December 31, 2009.

4.	Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2009 was $521,695, which represents 0.13% of the Fund’s net assets, all of which is considered restricted. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Art Advanced Research Technologies, Inc,	3/3/04-5/16/06	$217,425	$—	$(217,425)
Art Advanced Research Technologies, Inc., Legend Shares	11/21/07	145,583	—	(145,583)
Art Advanced Research Technologies, Inc., Series 1	7/11/05	337,687	—	(337,687)
Art Advanced Research Technologies, Inc., Series 2	4/19/06	114,044	—	(114,044)
Marshall Edwards, Inc.	12/28/05-7/28/08	1,873,903	267,610	(1,606,293)
Marshall Edwards, Inc., Legend Shares	7/7/06-8/3/07	966,240	231,420	(734,820)
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	8/3/07	—	16,959	16,959
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10	7/7/06	—	5,706	5,706

		$3,654,882	$521,695	$(3,133,187)

5.	Rate shown is the 7-day yield as of December 31, 2009.

6.	Interest rate is less than 0.0005%.

7.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	December 31,	Gross	Gross	December 31,
	2008	Additions	Reductions	2009

OFI Liquid Assets Fund, LLC	—	31,518,595	31,518,595	—
Oppenheimer Institutional Money Market Fund, Cl. E	31,279,725	188,783,240	208,843,142	11,219,823

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$75,712	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	11,219,823	125,394

	$11,219,823	$201,106

a. Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level—1 unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level—2 inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level—3 significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
F4 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,775,206	$36,749,054	$—	$48,524,260
Consumer Staples	20,617,939	10,358,047	—	30,975,986
Energy	4,182,499	14,566,631	—	18,749,130
Financials	20,567,158	28,044,003	—	48,611,161
Health Care	27,378,873	38,049,935	—	65,428,808
Industrials	8,784,747	68,225,463	—	77,010,210
Information Technology	55,503,392	24,745,611	—	80,249,003
Materials	6,185,144	17,417,465	—	23,602,609
Telecommunication Services	1,673,521	4,203,137	—	5,876,658
Utilities	—	1,267,855	—	1,267,855
Rights, Warrants and Certificates	—	25,409	—	25,409
Investment Companies	11,892,145	—	—	11,892,145

Total Assets	$168,560,624	$243,652,610	$—	$412,213,234

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$93,362,304	22.6%
Switzerland	56,751,160	13.8
Japan	51,066,887	12.4
France	35,647,612	8.6
Australia	32,658,239	7.9
The Netherlands	19,745,005	4.8
Germany	17,186,570	4.2
Italy	15,210,519	3.7
United States	15,094,814	3.7
Spain	13,622,093	3.3
India	12,623,104	3.1
Brazil	9,102,217	2.2
Sweden	8,986,949	2.2
Norway	6,215,500	1.5
South Africa	5,589,261	1.4
Ireland	4,212,473	1.0
Jersey, Channel Islands	4,039,679	1.0
Denmark	3,471,534	0.8
Finland	2,605,879	0.6
Mexico	1,990,884	0.5
Lebanon	1,881,600	0.5
Bermuda	1,011,540	0.2
Luxembourg	137,411	—
Canada	—	—

Total	$412,213,234	100.0%

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $292,409,119)	$400,993,411
Affiliated companies (cost $11,219,823)	11,219,823

412,213,234
Receivables and other assets:
Shares of capital stock sold	1,050,152
Dividends	494,437
Other	10,856

Total assets	413,768,679

Liabilities
Payables and other liabilities:
Shares of capital stock redeemed	500,277
Foreign capital gains tax	148,565
Investments purchased	54,956
Transfer and shareholder servicing agent fees	34,487
Distribution and service plan fees	25,528
Shareholder communications	11,441
Directors’ compensation	6,115
Other	36,514

Total liabilities	817,883

Net Assets	$412,950,796

Composition of Net Assets
Par value of shares of capital stock	$249,688
Additional paid-in capital	382,978,005
Accumulated net investment income	4,042,337
Accumulated net realized loss on investments and foreign currency transactions	(82,760,444)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	108,441,210

Net Assets	$412,950,796

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $369,574,977 and 224,284,321 shares of capital stock outstanding)	$1.65
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $43,375,819 and 25,403,797 shares of capital stock outstanding)	$1.71
See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $502,421)	$8,212,958
Affiliated companies	125,394
Income from investment of securities lending cash collateral, net—affiliated companies	75,712
Interest	1,400

Total investment income	8,415,464

Expenses
Management fees	3,482,172
Distribution and service plan fees—Service shares	76,572
Transfer and shareholder servicing agent fees:
Non-Service shares	238,602
Service shares	26,858
Shareholder communications:
Non-Service shares	15,399
Service shares	1,591
Custodian fees and expenses	40,781
Accounting service fees	15,000
Directors’ compensation	13,344
Other	54,130

Total expenses	3,964,449
Less waivers and reimbursements of expenses	(273,734)

Net expenses	3,690,715

Net Investment Income	4,724,749

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(40,912,558)
Foreign currency transactions	2,559,189

Net realized loss	(38,353,369)
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $148,565)	140,020,493
Translation of assets and liabilities denominated in foreign currencies	16,833,699

Net change in unrealized appreciation	156,854,192

Net Increase in Net Assets Resulting from Operations	$123,225,572

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2009	2008

Operations
Net investment income	$4,724,749	$6,211,470
Net realized loss	(38,353,369)	(17,903,187)
Net change in unrealized appreciation (depreciation)	156,854,192	(187,256,809)

Net increase (decrease) in net assets resulting from operations	123,225,572	(198,948,526)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,101,807)	(3,348,511)
Service shares	(303,400)	(190,645)

	(5,405,207)	(3,539,156)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Non-Service shares	(35,629,232)	111,827,999
Service shares	11,473,542	2,908,287

	(24,155,690)	114,736,286

Net Assets
Total increase (decrease)	93,664,675	(87,751,396)
Beginning of period	319,286,121	407,037,517

End of period (including accumulated net investment income of $4,042,337 and $4,510,864, respectively)	$412,950,796	$319,286,121

See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.21	$2.13	$1.91	$1.47	$1.30

Income (loss) from investment operations:
Net investment income[1]	.02	.03	.02	.01	.01
Net realized and unrealized gain (loss)	.44	(.93)	.22	.44	.17

Total from investment operations	.46	(.90)	.24	.45	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.02)	(.01)	(.01)

Net asset value, end of period	$1.65	$1.21	$2.13	$1.91	$1.47

Total Return, at Net Asset Value[2]	39.24%	(42.64)%	12.61%	30.78%	14.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,575	$297,686	$374,302	$308,111	$203,172

Average net assets (in thousands)	$328,763	$341,275	$348,714	$247,327	$115,108

Ratios to average net assets:[3]
Net investment income	1.35%	1.71%	0.95%	0.73%	0.78%
Total expenses	1.08%[4]	1.01%[4]	1.01%[4]	1.04%[4]	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.01%	1.04%	1.09%

Portfolio turnover rate	34%	22%	19%	9%	28%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	1.09%
Year Ended December 31, 2008	1.02%
Year Ended December 31, 2007	1.01%
Year Ended December 31, 2006	1.04%
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.25	$2.21	$1.97	$1.53	$1.34

Income (loss) from investment operations:
Net investment income[1]	.01	.03	.02	.01	.01
Net realized and unrealized gain (loss)	.47	(.98)	.23	.44	.19

Total from investment operations	.48	(.95)	.25	.45	.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.01)	(.01)	(.01)	(.01)

Net asset value, end of period	$1.71	$1.25	$2.21	$1.97	$1.53

Total Return, at Net Asset Value[2]	39.06%	(43.07)%	13.00%	29.25%	14.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,376	$21,600	$32,736	$25,710	$15,977

Average net assets (in thousands)	$30,629	$26,235	$31,137	$20,061	$13,609

Ratios to average net assets:[3]
Net investment income	0.94%	1.43%	0.71%	0.42%	0.50%
Total expenses	1.34%[4]	1.28%[4]	1.29%[4]	1.34%[4]	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.27%	1.29%	1.34%	1.40%

Portfolio turnover rate	34%	22%	19%	9%	28%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	1.35%
Year Ended December 31, 2008	1.29%
Year Ended December 31, 2007	1.29%
Year Ended December 31, 2006	1.34%
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term growth of capital by, under normal circumstances, investing at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies.
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of
F11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$5,017,759	$—	$67,771,450	$92,482,910

1.	As of December 31, 2009, the Fund had $67,020,087 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2010	$5,201,741
2011	19,750,028
2016	8,040,336
2017	34,027,982

Total	$67,020,087

2.	As of December 31, 2009, the Fund had $751,363 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Increase	Accumulated Net
to Accumulated Net	Realized Loss
Investment Income	on Investments

$211,931	$211,931
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Distributions paid from:
Ordinary income	$5,405,207	$3,539,156
F13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$319,587,242
Federal tax cost of other investments	1,200

Total federal tax cost	$319,588,442

Gross unrealized appreciation	$106,221,471
Gross unrealized depreciation	(13,738,561)

Net unrealized appreciation	$92,482,910

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
F14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 500 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	55,429,069	$71,297,058	109,184,845	$175,488,716
Dividends and/or distributions reinvested	5,314,382	5,101,807	1,753,147	3,348,511
Redeemed	(82,637,532)	(112,028,097)	(40,311,197)	(67,009,228)

Net increase (decrease)	(21,894,081)	$(35,629,232)	70,626,795	$111,827,999

Service Shares
Sold	10,900,585	$15,469,684	7,264,228	$11,629,567
Dividends and/or distributions reinvested	303,400	303,400	96,285	190,645
Redeemed	(3,066,031)	(4,299,542)	(4,939,331)	(8,911,925)

Net increase	8,137,954	$11,473,542	2,421,182	$2,908,287

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended December 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$115,107,610	$124,166,078
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Over $250 million	0.90
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2009, the Fund paid $232,693 to OFS for services to the Fund.
F15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. This voluntary undertaking may be amended or withdrawn at any time. During the year ended December 31, 2009, the Manager waived fees and/or reimbursed the Fund $230,827 and $23,214 for Non-Service and Service shares, respectively.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2009, the Manager waived $19,693 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of December 31, 2009, the Fund held no outstanding forward contracts.
6. Illiquid or Restricted Securities
As of December 31, 2009, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities.
F16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of December 31, 2009, the Fund had no securities on loan.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 16, 2010, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and its subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
F17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
9. Pending Litigation Continued
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (one of the portfolios constituting the Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer International Growth Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2010
F19 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended December 31, 2009 are eligible for the corporate dividend-received deduction.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $498,032 of foreign income taxes were paid by the Fund during the fiscal year ended December 31, 2009. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $5,723,067 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality, and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other international growth funds underlying variable insurance products. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other international growth funds underlying variable insurance products. The Board noted that the Fund’s total expenses were competitive with its peer group median although its actual management fees were higher than its peer group median. In reviewing the fees and expenses charged to the VA Funds, the Board considered the Manager’s assertion that, because of the disparity among VA funds in how insurance companies may be compensated for the services they provide to shareholders, when comparing the expenses of the various VA funds it is most appropriate to focus on the total expenses rather than on the management fees. Accordingly, while the Board reviewed and considered all expenses in its consideration of the Advisory Agreement, it paid particular attention to total expenses. The Board considered that, effective May 1, 2009, the Manager voluntarily undertook to waive a portion of the management fee so that annual total expenses, as a percentage of net assets, will not exceed 1.00% for Non-Service Shares and 1.25% for Service Shares. This voluntary undertaking may be amended or withdrawn at any time.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 35 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 2002) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 35 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 2002) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 - June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 35 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 1997) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 35 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 35 portfolios in the OppenheimerFunds complex.

Richard Grabish, Director (since 2008) Age: 61	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 14 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse
11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

Beverly L. Hamilton, Continued	First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 35 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2002) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 35 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2002) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 37 portfolios in the OppenheimerFunds complex.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President and Portfolio Manager (since 1999) Age: 50	Senior Vice President and Director of International Equities of the Manager (since July 2004) and Vice President of the Manager (October 1993-July 2004). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007- February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004- March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008- June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC.; and Chairman (March 2006- December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and is an officer of 94 portfolios in the OppenheimerFunds complex.
12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Director of Investment Brand Management, Senior Vice President of the Manager, and Senior Vice President of OppenheimerFunds Distributor, Inc. (since 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.981.2871.
13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Panorama Series Fund, Inc.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses carefully before investing.
©Copyright 2010 OppenheimerFunds, Inc. All rights reserved.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the registrant in 2009 was KPMG LLP and in fiscal 2008 it was Deloitte & Touche LLP. The principal accountant for the audit of the registrant’s annual financial statements billed $72,800 in fiscal 2009 and $73,150 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $269,540 in fiscal 2009 and no such fees in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services for FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $18,321 in fiscal 2009 and $1,657 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2009 and $28 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its trustees.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $287,861 in fiscal 2009 and $1,685 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Panorama Series Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	02/08/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	02/08/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	02/08/2010